UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

WRAP TECHNOLOGIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

November 17, 2025

Dear Stockholders of Wrap Technologies, Inc.:

It is our pleasure to invite you to the 2025 Annual Meeting (the “Annual Meeting”) of Stockholders of Wrap Technologies, Inc. (the “Company,” “Wrap,” “our” or “we”). The Annual Meeting will be held at 10 a.m. Eastern Time on Friday, December 12, 2025, in a virtual meeting format only. There will be no physical location for stockholders to attend the Annual Meeting. Stockholders will be able to listen, vote, and submit questions, regardless of their physical location, via the internet by registering at a live webcast www.virtualshareholdermeeting.com/WRAP2025.

Details regarding the meeting, the business to be conducted at the Annual Meeting and information about the Company that you should consider when you vote your shares are described in the accompanying Notice of Annual Meeting of Stockholders (“Notice”), the Proxy Statement and the enclosed proxy card. We urge you to review these materials carefully and to vote your shares electronically via the Internet or by completing and returning the proxy card or voting instruction form. Our Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024, as amended, are available at www.proxyvote.com.

The purpose of the Annual Meeting is to vote on the following:

1.	To elect the six directors named in the Proxy Statement to the Board of Directors (the “Board”) of the Company to serve one-year terms expiring in 2026;

2.	To ratify the appointment of HTL International, LLC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.

To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to increase the number of our authorized shares of common stock, par value $0.0001 per share (“Common Stock”), from 150,000,000 shares to 200,000,000 shares and to make a corresponding change to the number of authorized shares of capital stock;

4.

To approve a proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock underlying shares of Series B convertible preferred stock, par value $0.0001 per share, and common stock purchase warrants (the “Series B Warrants”) issued by us, pursuant to the terms of that certain Securities Purchase Agreement, dated as of August 18, 2025, by and among the Company and the investors named therein (including any issuance of shares of Common Stock upon the operation of anti-dilution provisions applicable to the Series B Warrants in accordance with their terms);

5.

To approve a proposed amendment to the Wrap Technologies, Inc. 2017 Equity Compensation Plan, as amended, to increase the aggregate number of shares of Common Stock available for the grant of awards by 4,000,000 shares, to a total of 20,500,000 shares of Common Stock;

6.	To approve an amendment to the Company’s Charter to effect, at the discretion of the Board of the Company, but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, a reverse stock split of all of the outstanding shares of our Common Stock at a ratio in the range of 1-for-2 to 1-for-10, with such ratio to be determined by the Board in its discretion and included in a public announcement; and

7.	To approve a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, your vote is important. We encourage you to vote your shares electronically via the Internet or by completing and returning your proxy card prior to the Annual Meeting, in order for your shares to be represented and voted at the Annual Meeting. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

We urge you to read the accompanying Notice and Proxy Statement carefully and vote in accordance with the Board’s recommendations on all proposals.

Thank you for your continued support of Wrap Technologies, Inc. We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Scot Cohen

Scot Cohen,

Chief Executive Officer and Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON FRIDAY, DECEMBER 12, 2025:
Our official Notice of Annual Meeting of Stockholders and Proxy Statement are available at: www.proxyvote.com

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS OF
WRAP TECHNOLOGIES, INC.

November 17, 2025

TIME: 10 a.m. Eastern Time

DATE: December 12, 2025

PLACE: www.virtualshareholdermeeting.com/WRAP2025

Purposes:

1.	To elect the six directors named in the Proxy Statement to the Board of Directors (the “Board”) of the Company to serve one-year terms expiring in 2026 (“Proposal 1”);

2.	To ratify the appointment of HTL International, LLC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal 2”);

3.

To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (as amended, the “Charter”) to increase the number of our authorized shares of common stock, par value $0.0001 per share (“Common Stock”), from 150,000,000 shares to 200,000,000 shares and to make a corresponding change to the number of authorized shares of capital stock (the “Proposal 3”);

4.

To approve a proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock underlying shares of Series B convertible preferred stock, par value $0.0001 per share, and common stock purchase warrants (the “Series B Warrants”) issued by us, pursuant to the terms of that certain Securities Purchase Agreement, dated as of August 18, 2025, by and among the Company and the investors named therein (including any issuance of shares of Common Stock upon the operation of anti-dilution provisions applicable to the Series B Warrants in accordance with their terms) (“Proposal 4”);

5.

To approve a proposed amendment to the Wrap Technologies, Inc. 2017 Equity Compensation Plan, as amended, to increase the aggregate number of shares of Common Stock available for the grant of awards by 4,000,000 shares, to a total of 20,500,000 shares of Common Stock (“Proposal 5”);

6.	To approve an amendment to the Company’s Charter to effect, at the discretion of the Board of the Company, but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, a reverse stock split of all of the outstanding shares of our Common Stock at a ratio in the range of 1-for-2 to 1-for-10, with such ratio to be determined by the Board in its discretion and included in a public announcement (“Proposal 6”); and

7.	To approve a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (“Proposal 7”).

Stockholders are referred to the Proxy Statement for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board recommends a vote “FOR” Proposals 1 - 7.

Who May Vote:

Only stockholders of record as of the close of business on October 15, 2025 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements of the meeting. You will be able to participate in the virtual Annual Meeting online and vote your shares electronically during the meeting. You will not be able to attend the Annual Meeting in person.

To virtually attend the Annual Meeting, you must be a stockholder of record or beneficial owner as of the close of business on the Record Date. You will be able to virtually attend and participate in the Annual Meeting by visiting www.virtualshareholdermeeting.com/WRAP2025 and entering the control number included in your proxy card. Stockholders of record will need their control number to vote at the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting, please call the technical support number available on the virtual meeting page on the morning of the Annual Meeting. Those without a control number may attend as guests of the meeting, but they will not have the option to vote their shares during the meeting. Beneficial owners of shares held in street name will need to follow the instructions provided by their broker, bank, trustee or other nominee that holds their shares. Stockholders will be also able to submit questions during the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for examination during normal business hours for ten (10) calendar days before the Annual Meeting at our address above. To the extent office access is impracticable, you may contact our proxy solicitor, Sodali & Co. LLC, toll-free at 800-662-5200 or email at WRAP@investor.sodali.com for alternative arrangements to examine the stockholder list. The email should state the purpose of the request and provide proof of ownership of our voting securities as of the close of business on the Record Date. Whether you plan to attend the Annual Meeting or not, we urge you to vote by following the instructions on your enclosed proxy card and submit your proxy by Internet or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting, pursuant to the directions set forth in the proxy materials.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Scot Cohen

Scot Cohen,

Chief Executive Officer and Chairman of the Board

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Wrap Technologies, Inc.
3480 Main Hwy, Suite 202
Miami, Florida 33133

PROXY STATEMENT FOR THE
WRAP TECHNOLOGIES, INC.

2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 12, 2025

This proxy statement (this “Proxy Statement”), along with the Notice of Annual Meeting of Stockholders, contains information about the 2025 Annual Meeting (the “Annual Meeting”) of Wrap Technologies, Inc., including any adjournments or postponements thereof. We are holding the Annual Meeting at 10 a.m. Eastern Time, on Friday, December 12, 2025, in virtual format at www.virtualshareholdermeeting.com/WRAP2025.

In this Proxy Statement, we refer to Wrap Technologies, Inc. as “Wrap,” “the Company,” “we” and “us.”

This Proxy Statement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting.

On or about November 17, 2025, we began sending proxy materials to stockholders entitled to vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER ANNUAL MEETING
TO BE HELD ON DECEMBER 12, 2025

This Proxy Statement, our Notice of Annual Meeting of Stockholders and our 2024 Annual Report on Form 10-K are available for viewing, printing and downloading at www.proxyvote.com.

Additionally, you can find a copy of our 2024 Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2024, on the website of the Securities and Exchange Commission (the “SEC”), at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at https://ir.wrap.com/.

The executive offices of the Company are located at, and the mailing address of the Company is, 3480 Main Hwy, Suite 202, Miami, Florida 33133.

At the Annual Meeting, the Company expects the following matters to be acted upon:

1.	To elect the six directors named in the Proxy Statement to the Board to serve one-year terms expiring in 2026 (“Proposal 1”);

2.	To ratify the appointment of HTL International, LLC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal 2”);

3.

To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (as amended, the “Charter”) to increase the number of our authorized shares of common stock, par value $0.0001 per share (“Common Stock”), from 150,000,000 shares to 200,000,000 shares and to make a corresponding change to the number of authorized shares of capital stock (“Proposal 3”);

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4.

To approve a proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock underlying shares of Series B convertible preferred stock, par value $0.0001 per share (“Series B Preferred Stock”), and common stock purchase warrants (the “Series B Warrants”) issued by us, pursuant to the terms of that certain Securities Purchase Agreement, dated as of August 18, 2025 (the “Series B Purchase Agreement”), by and among the Company and the investors named therein (including any issuance of shares of Common Stock upon the operation of anti-dilution provisions applicable to the Series B Warrants in accordance with their terms) (“Proposal 4”); and

5.	To approve a proposed amendment to the Wrap Technologies, Inc. 2017 Equity Compensation Plan, as amended (the “2017 Plan”), to increase the aggregate number of shares of Common Stock available for the grant of awards by 4,000,000 shares, to a total of 20,500,000 shares of Common Stock (“Proposal 5”);

6.

To approve an amendment to the Company’s Charter to effect, at the discretion of the Board of the Company, but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, a reverse stock split of all of the outstanding shares of our Common Stock at a ratio in the range of 1-for-2 to 1-for-10, with such ratio to be determined by the Board in its discretion and included in a public announcement (“Proposal 6”); and

7.	To approve a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (“Proposal 7”).

The Board unanimously recommends that you vote “FOR” items 1, 2, 3, 4, 5, 6 and 7.

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IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of the Company is soliciting your proxy to vote at the Annual Meeting to be held on Friday, December 12, 2025, at 10 a.m. Eastern Time, virtually at www.virtualshareholdermeeting.com/WRAP2025, and any postponement or adjournments of the Annual Meeting. This Proxy Statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting. We have also retained Sodali & Co. LLC (“Sodali”) to assist it in the solicitation of proxies for the Annual Meeting. Sodali will solicit proxies our behalf from individuals, brokers, bank nominees and other institutional holders in the same manner described above. Sodali will receive a fee of $15,000, plus approved and reasonable out of pocket expenses, for its services for the solicitation of the proxies for our Annual Meeting. We have also agreed to indemnify Sodali against certain claims.

Who Can Vote?

Only stockholders who owned shares of our Common Stock, as of the close of business on October 15, 2025 (the “Record Date”) are entitled to vote at the Annual Meeting. On the Record Date, there were 51,507,022 shares of our Common Stock issued and outstanding and entitled to vote at the Annual Meeting.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our Common Stock that you own entitles you to one vote.

What is the Purpose of the Annual Meeting?

At the Annual Meeting, stockholders will consider and vote upon the following matters:

Proposal 1: To elect the six directors named in this Proxy Statement to the Board to serve until the annual meeting of stockholders in 2026 or until each one’s respective successor has been duly elected and qualified (the “Director Election Proposal”);

Proposal 2: To ratify the appointment of HTL International, LLC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”);

Proposal 3: To approve an amendment to the Company’s Charter to increase the number of our authorized shares of Common Stock from 150,000,000 shares to 200,000,000 shares and to make a corresponding change to the number of authorized shares of capital stock (the “Share Increase Proposal”);

Proposal 4: To approve a proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock underlying shares of Series B Preferred Stock and Series B Warrants issued by us, pursuant to the terms of the Series B Purchase Agreement (including any issuance of shares of Common Stock upon the operation of anti-dilution provisions applicable to the Series B Warrants in accordance with their terms) (the “Issuance Proposal”);

Proposal 5: To approve a proposed amendment to the 2017 Plan to increase the aggregate number of shares of Common Stock available for the grant of awards by 4,000,000 shares, to a total of 20,500,000 shares of Common Stock (“Incentive Plan Amendment Proposal”);

Proposal 6: To approve an amendment to the Company’s Charter to effect, at the discretion of the Board of the Company, but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, a reverse stock split of all of the outstanding shares of our Common Stock at a ratio in the range of 1-for-2 to 1-for-10, with such ratio to be determined by the Board in its discretion and included in a public announcement (“Reverse Stock Split Proposal”);

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Proposal 7: To approve a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (the “Adjournment Proposal”); and

To consider and act upon any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted for all director nominees or you may withhold your vote as to one or more director nominees. You may specify whether your shares should be voted for, against or abstain with respect to Proposals 2-7. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Colonial Stock Transfer, or you have stock certificates registered in your name, you may vote:

●	By Internet. If you are a stockholder of record, you may submit your proxy by going to www.proxyvote.com and following the instructions provided on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your voting instruction card. Have your proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on December 11, 2025.

●	By mail. You can vote by mail by completing, signing, dating and returning your proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

●	Virtually at the meeting. You will also be able to vote your shares electronically by participating in the virtual Annual Meeting. To participate in the virtual Annual Meeting, you will need the control number included on your proxy card or on the instructions that accompanied your proxy materials.

If your shares are held in “street name” (held in the name of a bank, broker, nominee or other holder of record), you will receive instructions from the holder of record. You must follow the instructions provided to you by the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to virtually vote your shares at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card in order to vote.

How Does the Board Recommend That I Vote on the Proposals?

The Board recommends that you vote as follows:

●	“FOR” the election of each nominee for director;

●	“FOR” the Auditor Ratification Proposal;

●	“FOR” the Share Increase Proposal;

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●	“FOR” the Issuance Proposal;

●	“FOR” the Incentive Plan Amendment Proposal;

●	“FOR” the Reverse Stock Split Proposal; and

●	“FOR” the Adjournment Proposal.

What Happens if Additional Matters are Presented at the Annual Meeting?

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with their best judgment. At the time this Proxy Statement was first made available, we knew of no matters to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

May I Change or Revoke My Proxy?

You may change or revoke your proxy at any time before polls close at the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

●	if you submitted a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above, or by voting by Internet on a date later than the prior proxy;

●	by notifying the Company by filing, with our Corporate Secretary at our executive offices, located at 3480 Main Hwy, Suite 202, Miami, Florida 33133, a notice of revocation or another signed proxy with a later date; or

●	by attending the virtual Annual Meeting and voting electronically. Attending the virtual Annual Meeting will not in and of itself revoke a previously submitted proxy.

Your most current vote, whether by Internet, proxy card or at the Annual Meeting is the one that will be counted.

What if I Receive More Than One Proxy Card?

You may receive more than one Proxy Statement and proxy card or voting instruction card if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares on the Auditor Ratification Proposal (Proposal 2), the Share Increase Proposal (Proposal 3), the Reverse Stock Split Proposal (Proposal 6) and the Adjournment Proposal (Proposal 7), without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter.

Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the Director Election Proposal (Proposal 1), the Issuance Proposal (Proposal 4) or the Incentive Plan Amendment Proposal (Proposal 5). Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote on Proposals 1, 4 or 5, no votes will be cast on these proposals on your behalf. If you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for the Director Election Proposal, the Issuance Proposal or the Incentive Plan Amendment Proposal.

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What Constitutes a Quorum for the Annual Meeting?

The presence, by virtual attendance or by proxy, of the holders of one-third of the outstanding shares of the Company entitled to vote, represented in person or by proxy, at the Annual Meeting, is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting by virtual attendance or by proxy, abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Assuming the presence of a quorum:

Proposal 1: The Director Election Proposal	Directors are elected by a plurality of the votes of the issued and outstanding shares of capital stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote on the Director Election Proposal. “WITHHOLD” votes will have no effect on the results of the Director Election Proposal. Failure to instruct your broker how to vote with respect to Director Election Proposal will result in a broker non-vote and broker non-votes will have no effect on the results of the Director Election Proposal.

Proposal 2: The Auditor Ratification Proposal

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Auditor Ratification Proposal is required to approve the Auditor Ratification Proposal. “ABSTAIN” votes will have no effect on the Auditor Ratification Proposal.

Because the Auditor Ratification Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares at its discretion without your instruction with respect to the Auditor Ratification Proposal. Failure by a bank, broker, trustee or other nominee to exercise this authority will have no effect on the results of the Auditor Ratification Proposal.

We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of HTL International, LLC, as our independent registered public accounting firm for the fiscal year ending December 31, 2025, our Audit Committee will reconsider its appointment.

Proposal 3: The Share Increase Proposal

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Share Increase Proposal is required to approve the Share Increase Proposal. “ABSTAIN” votes will have no effect on the Share Increase Proposal.

Because the Share Increase Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction at its discretion with respect to the Share Increase Proposal. Failure by a bank, broker, trustee or other nominee to exercise this authority will have no effect on the results of the Share Increase Proposal.

Proposal 4: The Issuance Proposal

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Issuance Proposal is required to approve the Issuance Proposal. “ABSTAIN” votes will have no effect on the Issuance Proposal. Failure to instruct your broker how to vote with respect to Issuance Proposal will result in a broker non-vote and broker non-votes will have no effect on the results of the Issuance Proposal.

Proposal 5: The Incentive Plan Amendment Proposal

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Incentive Plan Amendment Proposal is required to approve the Incentive Plan Amendment Proposal. “ABSTAIN” votes will have no effect on the Incentive Plan Amendment Proposal. Failure to instruct your broker how to vote with respect to Incentive Plan Amendment Proposal will result in a broker non-vote and broker non-votes will have no effect on the results of the Incentive Plan Amendment Proposal.

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Proposal 6: The Reverse Stock Split Proposal

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Reverse Stock Split Proposal is required to approve the Reverse Stock Split Proposal. “ABSTAIN” votes will have no effect on the Reverse Stock Split Proposal.

Because the Reverse Stock Split Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction at its discretion with respect to the Reverse Stock Split Proposal. Failure by a bank, broker, trustee or other nominee to exercise this authority will have no effect on the results of the Reverse Stock Split Proposal.

Proposal 7: The Adjournment Proposal

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Adjournment Proposal is required to approve the Adjournment Proposal. “ABSTAIN” votes will have no effect on the Adjournment Proposal.

Because the Adjournment Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction at its discretion with respect to the Adjournment Proposal. Failure by a bank, broker, trustee or other nominee to exercise this authority will have no effect on the results of the Adjournment Proposal.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, Broadridge Financial Solutions, Inc., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or otherwise provide.

Who Counts the Votes?

All votes will be tabulated by Broadridge Financial Solutions, Inc., the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting, and we will publish the voting results in a Current Report on Form 8-K (the “Form 8-K”), which we expect to file with the SEC within four business days of the Annual Meeting. If final results are unavailable when we file the Form 8-K, then we will file an amendment to the Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to our stockholders with respect to any of the proposals described herein to be brought before the Annual Meeting.

What Are the Costs of Soliciting these Proxies?

Our Board is asking for your proxy and we will pay all of the costs of soliciting these proxies. In addition, our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. We have also retained Sodali to assist it in the solicitation of proxies for the Annual Meeting. Sodali will solicit proxies our behalf from individuals, brokers, bank nominees and other institutional holders in the same manner described above. Sodali will receive a fee of $15,000, plus approved and reasonable out of pocket expenses, for its services for the solicitation of the proxies for our Annual Meeting. We have also agreed to indemnify Sodali against certain claims.

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When will the next stockholder advisory vote on executive compensation occur?

At our 2023 annual meeting of stockholders, we submitted to stockholders an advisory vote on whether an advisory vote on executive compensation should be held every one, two, or three years. “Three Years” was the frequency that received the highest number of votes. In light of such outcome, we hold an advisory vote on executive compensation every three years (with the last vote having occurred in 2023). The next “say-on-pay” vote is expected to occur at the annual meeting of our stockholders in 2026.

The next time we will submit to stockholders an advisory vote on the frequency of the advisory vote on executive compensation will be at the annual meeting of our stockholders in 2029.

Attending the Annual Meeting

The Annual Meeting will be held at 10 a.m. Eastern Time on Friday, December 12, 2025, virtually at www.virtualshareholdermeeting.com/WRAP2025. To be admitted to the Annual Meeting, you must enter the control number on your proxy card. You also may vote online by following the instructions provided on the meeting website during the Annual Meeting.

The meeting webcast is expected to begin promptly at 10 a.m. Eastern Time on December 12, 2025. Online access will begin at 9:45 a.m. Eastern Time, and we encourage you to access the meeting prior to the start time. If you require technical support, please visit www.virtualshareholdermeeting.com/WRAP2025 and click on the “Support” link to view answers to commonly asked technical questions. A phone number for technical support will be available on the day of the meeting and will be posted on the “Support” page.

Householding of Annual Disclosure Documents

Pursuant to SEC rules, either us or your bank, broker or other nominee will send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your bank, broker or other nominee believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The SEC rules apply to our Annual Reports on Form 10-K, proxy statements and information statements. Once you receive notice from your bank, broker or other nominee or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of the Company’s proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Company stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

1.	If your shares of the Company are registered in your own name, please contact our transfer agent, Colonial Stock Transfer, and inform them of your request by calling them at +1 (801) 355-5740 or writing them at 7840 S 700 E, Sandy, UT 84070.

2.	If a bank, broker or other nominee holds your shares of the Company, please contact the bank, broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

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Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail. You can choose this option and save the Company the cost of producing and mailing these documents by following the instructions provided on your proxy card.

Who Can Help Answer My Questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact our proxy solicitor, Sodali & Co. LLC at:

Sodali & Co. LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

(800)-662-5200

WRAP@investor.sodali.com

You will also be able to submit questions during the Annual Meeting.

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SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our voting securities as of the Record Date, by (i) each stockholder known by us to be the beneficial owner of more than 5% of our voting securities, (ii) each of our directors and named executive officers, and (iii) all of our directors and executive officers as a group. Unless otherwise noted, the address for each person named in the table is c/o Wrap Technologies, Inc., 3480 Main Hwy, Suite 202, Miami, Florida 33133.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Class(2)	Total Voting Power
5% Stockholders
Elwood G. Norris(3)	6,301,957	14.02%	12.45%
Iroquois Capital Investment Group, LLC (4)	2,655,150	4.99%	3.19%
Intracoastal Capital LLC (5)	2,655,150	4.99%	2.78%
Scot Cohen/V4 Global LLC (6)	14,317,298	17.79%	13.16%
FBH Investment Holdings, LLC (7)	929,064	1.49%	*
Named Executive Officers and Directors
Scot Cohen/V4 Global LLC (6)	14,317,298	17.79%	13.16%
Jared Novick/Continuum Ventures, LLC (8)	1,383,350	*	*
Kevin Mullins (9)	483,421	1.09%	*
Chris DeAlmeida (10)	156,601	*	*
Bruce Bernstein (11)	237,296	*	*
Marc Savas/Savbo Investments LLC (12)	336,002	*	*
Rajiv Srinivasan (13)	107,838	*	*
Vice Admiral Tim Szymanski (14)	107,042	*	*
John Shulman	0	-	-
All directors and executive officers as a group (9 persons)	17,128,848	*	*

*represents ownership of less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares set forth in the above table.

(2)	A total of 51,507,022 shares of our Common Stock are considered to be outstanding, pursuant to SEC Rule 13d-3(d)(1) as of October 15, 2025.

(3)	Based on the Schedule 13D/A filed jointly with the SEC on May 8, 2025, by the Norris Family 1997 Trust (the “Norris Trust”), Elwood G. Norris and Stephanie A. Norris and certain information made available to the Company. The shares of Common Stock are directly held by the Trust and Mr. Norris. The shares of Common Stock directly held by Mr. Norris and the Norris Trust are also indirectly beneficially owned by Stephanie A. Norris, as a trustee of the Norris Trust. The amount reported herein consists of 6,301,957 shares of Common Stock. The address of each of the parties herein is 15891 Blue Crystal Trail, Poway, CA 92064.

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(4)	Based on certain information made available to the Company. Represents (i) 7,985,091 shares of Common Stock, (ii) 1,510,702 shares of Common Stock underlying stock options that were vested as of October 15, 2025, or will could within 60 days thereafter, (iii) 149 shares of Common Stock underlying RSUs that were vested as of October 15, 2025, or could vest within 60 days thereafter, (iv) 3,835,631 shares of Common Stock issuable upon exercise of certain warrants that were exercisable as of October 15, 2025, or will be exercisable within 60 days thereafter (with certain warrants being subject to a beneficial ownership limitation of 4.99%), and (v) 3,000 shares of Series A Preferred Stock, convertible into up to approximately 2,068,964 shares of Common Stock within 60 days of October 15, 2025.

Mr. Cohen has voting and dispositive control with respect to the securities held by V4 Capital Partners, LLC (“V4 Capital”) and V4 Global, LLC (“V4 Global”). As a result, Mr. Cohen may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities held by V4 Capital and V4 Global.

The principal business address of V4 Capital, V4 Global and Mr. Cohen is 445 Grand Bay Drive, Apt. P1A, Key Biscayne, FL 33149.

(5)	Represents (i) 275,000 shares of Common Stock, (ii) 583,350 shares of Common Stock underlying stock options that were vested as of October 15, 2025, or could vest within 60 days thereafter, (iii) 250,000 shares of Common Stock underlying RSUs that were vested as of October 15, 2025, or could vest within 60 days thereafter and (iv) 275,000 shares of Common Stock underlying certain warrants (subject to a beneficial ownership limitation of 4.99%).

The securities reported herein are directly held by Continuum Ventures, LLC and Jared Novick. Jared Novick is a manager of Continuum Ventures, LLC and has voting control and investment discretion over the securities reported herein that are held by Continuum Ventures, LLC. As a result, Mr. Novick may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act of the securities reported herein that are held by Continuum Ventures, LLC.

(6)	Represents 483,421 shares of Common Stock held by Mr. Mullins.

(7)	Represents 156,601 shares of Common Stock held by Mr. DeAlmeida.

(8)	Mr. Bernstein holds (i) 48,706 shares of Common Stock, (ii) 122,500 shares of Common Stock underlying stock options that were vested as of October 15, 2025, or will vest within 60 days thereafter, and (iii) 3,348 shares of Common Stock underlying RSUs that were vested as of October 15, 2025, or will vest within 60 days thereafter.

(9)	Represents (i) 139,409 shares of Common Stock, (ii) 394,827 shares of Common Stock issuable upon exercise of certain warrants that were exercisable as of October 15, 2025. or will be exercisable within 60 days thereafter (with certain warrants subject to a 4.99% beneficial ownership blocker), (iii) 500 shares of Series A Preferred Stock, convertible into up to approximately 344,828 shares of Common Stock (subject to a 4.99% beneficial ownership blocker) and (iv) 50,000 shares of Common Stock underlying RSUs that were vested as of October 15, 2025, or will vest within 60 days thereafter.

Marc Savas is a manager of Savbo Investments LLC and has voting control and investment discretion over the securities reported herein that are held by Savbo Investments LLC. As a result, Mr. Savas may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act of the securities reported herein that are held by Savbo Investments LLC.

(10)	Mr. Srinivasan holds (i) 29,370 shares of common stock, (ii) 15,000 shares of common stock underlying stock options that were vested as of October 15, 2025, or will vest within 60 days thereafter and (iii) 3,246 shares of common stock underlying RSUs that were vested as of October 15, 2025, or will vest within 60 days thereafter.

(11)	Mr. Szymanski holds (i) 79,810 shares of common stock, (ii) 22,500 shares of common stock underlying stock options that were vested as of October 15, 2025, or will vest within 60 days thereafter and (iii) 4,732 shares of common stock underlying RSUs that were vested as of October 15, 2025, or will vest within 60 days thereafter.

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MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

The Company’s Board is currently composed of six members of the Board. Under the Company’s Amended and Restated Bylaws, as amended, the number of directors will be fixed by the Board or the stockholders at an annual meeting of the stockholders, and directors serve until the next annual election and their successors are duly elected and qualified, or until their earlier resignation, removal or death.

Below is a list of the names, ages and positions of the individuals who currently serve as our directors and are director nominees to be elected at the Annual Meeting.

Name	Age	Position
Scot Cohen	55	Chief Executive Officer and Executive Chairman of the Board
Bruce Bernstein(1)(2)	61	Director
Marc Savas(1)(3)	57	Director
Rajiv Srinivasan(1)(2)(3)	39	Director
Vice Admiral Tim Szymanski(2)(3)	62	Director
John D. Shulman	63	Director

(1)	Member of our Audit Committee.
(2)	Member of our Compensation Committee.
(3)	Member of our Nominating Committee.

Director Biographies

Information concerning our director nominees is set forth below. The biographical description of each director nominee includes the specific experience, qualifications, attributes and skills that led the Board to conclude that such person should serve as a director.

Scot Cohen - Mr. Cohen cofounded the Company in March 2016, and has previously served as a non-independent director of the Company from June 2021 until October 2023, Executive Chairman of the Company from July 2017 until June 2021 and then again beginning in October 2023, Interim Principal Financial Officer and Principal Accounting Officer from April 2024 until June 2025, and since October 25, 2025, serves as Chief Executive Officer, Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. Mr. Cohen has over 20 years of experience in institutional asset management, wealth management, and capital markets. He currently manages several operating partnerships that actively invest in the energy sector in addition to maintaining an active investment portfolio in various public companies, early-stage private companies, hedge funds and alternative assets including real estate. Mr. Cohen is the Founder and Managing Partner of V3 Capital Partners, a private investment firm focused on early-stage companies primarily in the consumer products industry, and Co-Manager of Red Fortune Fund, a private equity fund based in Hong Kong. Mr. Cohen also is the Founder of Petro River Oil, LLC and Chairman of Petro River Oil Corp. (OTCBB: PTRC), a publicly traded oil and gas producer with assets in Kansas and Oklahoma, and Petro Spring LLC, a global oil and gas technology solutions provider. Prior to creating V3 Capital Partners, Mr. Cohen was the Founder and Managing Partner at Iroquois Capital Opportunity Fund, a special situations private equity investment fund, and a Co-Founder of Iroquois Capital, a hedge fund with investments in small and micro-cap private and public companies. Mr. Cohen currently serves on the board of directors of Charlie’s Holding, Inc. (OTCQB: CHUC), and has served as Executive Chair of the board of directors of Petro River Oil Corp. since 2012. Mr. Cohen earned his Bachelor of Science degree from Ohio University in 1991.

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The Board believes Mr. Cohen’s success with multiple private investment firms, his extensive contacts within the investment community and financial expertise strengthens the Company’s efforts to raise capital to fund the continued implementation of its business plan.

Bruce Bernstein - Mr. Bernstein was appointed as a director of the Company in April 2023. Mr. Bernstein has over thirty-five years of experience in the securities industry, primarily as senior portfolio manager for two alternative finance funds as well as in trading and structuring of arbitrage strategies. Mr. Bernstein has served as President of Rockmore Capital, LLC since 2006, the manager of a direct investment and lending fund with peak assets under management of $140 million. Previously, he served as Co-President of Omicron Capital, LP, an investment firm based in New York, which he joined in 2001. Omicron Capital focused on direct investing and lending to public small cap companies and had peak assets under management of $260 million. Prior to joining Omicron Capital, Mr. Bernstein was with Fortis Investments Inc., where he was Senior Vice President in the bank’s Global Securities Arbitrage business unit, specializing in equity structured products and equity arbitrage and then President in charge of the bank’s proprietary investment business in the United States. Prior to Fortis, Mr. Bernstein was Director in the Equity Derivatives Group at Nomura Securities International specializing in cross-border tax arbitrage, domestic equity arbitrage and structured equity swaps. Mr. Bernstein started his career at Kidder Peabody, where he rose to the level of Assistant Treasurer. Mr. Bernstein serves as a member of the Board of Directors of Xwell, Inc. (Formerly XpresSpa Holdings, Inc.) the leading airport spa company in the world, based in New York, serves as a Director for Neurotrope since November 14, 2016, and Petros Pharmaceuticals, Inc. Mr. Bernstein holds a Bachelor of Business Administration from City University of New York (Baruch).

The Board believes that Mr. Bernstein’s experience in finance, audit, capital markets and in advising public companies provides significant benefit to the Company and as a member of the Board.

Marc Savas - Mr. Savas was appointed as a director of the Company in April 2023. Mr. Savas has over 35 years of experience in accelerating revenue for companies, and is skilled in developing and guiding leadership teams, executing tactical, strategic and technical plans, and brings a comprehensive understanding of organizational efficiency. Mr. Savas currently serves as President of Vector97, a privately held waste hauling and recycling consulting firm, since February 2012. He has overseen Vector97 from a startup company through engineering its sale to SIB in June of 2022. Mr. Savas remains President of Vector97 and has joined the SIB leadership team. He currently serves as a Director of SRAX since October 2015. Previously, he founded Unfair Advantage, Inc. and Living Full Blast, Inc., a management and efficiency consulting firm serving the Venture Capital and Legal vertical markets serving as Chief Executive officer until January 2012. Mr. Savas has also served as a member of the Board of Directors of Motivational, Inc., a charitable organization, from July 2020 to present, and as a member of the Board of Directors of RMP, a charitable organization, from December 2022 to present. Mr. Savas holds a Bachelor of Science in Marketing from Northern Arizona University of Flagstaff Arizona, and completed the Executive Development Program of the Marshall School of Business of the University of Southern California.

The Board believes that Mr. Savas’ experience in organizational efficiency and effectiveness, together with his extensive knowledge in finance, scalability and implementing successful business strategies, makes him a valuable member of the Board.

Rajiv Srinivasan - Mr. Srinivasan was appointed director in October 2023. Mr. Srinivasan served at LinkedIn by Microsoft (NYSE:MSFT) from 2019 to 2023, as the Director of the NAMER Globals Program from 2021 to 2023, and the Director of Global Clients from 2019 to 2021. Prior to that, he served as a Global Account manager at VMware (NYSE: VMW) from 2016 to 2019, and as a sales manager at MobileIron (NYSE: MOBL) from 2013 to 2015. Mr. Srinivasan’s startup experience includes Investor and Sales Advisor at Nirmata since 2017, Interim VP of Sales at Myally from 2018 to 2020 and Co-Founder and Head of Sales at Morta Security from 2011 to 2013. Mr. Srinivasan served as a Captain of the U.S. Army from 2004 to 2011 and is a contributor and commentator on miliary and veterans affairs, is on the board of directors and finance committee of Families Against Mandatory Minimums, a lobby to end mass incarceration. Mr. Srinivasan earned a Bachelor of Science in Arabic and Comparative Politics from the U.S. Military Academy, a Master of Science in Applied Mathematics with a focus on Data Science and Numerical Methods from Columbia University, and a Masters of Business Administration from the Wharton School of Business.

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The Board believes that Mr. Srinivasan’s experience in technology based companies and early stage growth firms, together with his extensive knowledge and experience in implementing successful business strategies, makes him a valuable member of the Board.

Vice Admiral Tim Szymanski - Mr. Szymanski was appointed a director in October 2023. Mr. Szymanski is a distinguished retired United States Navy vice admiral, with thirty-seven years of military service. Mr. Szymanski currently provides consulting services to Pallas Advisors as a principal, a strategic advisory firm specializing in navigating complex national and international security dynamics, which he joined in August 2023, Odyssey Group International, Inc., Senseye, Inc., and Q30 Sports Science, LLC. Mr. Szymanski further serves on the Veteran Advisory Committee, at NanoDx Inc. and at Verkada Inc., on the Federal Advisory Board. Additionally, he is the board chair of Navy SEAL Museum San Diego. Prior to his retirement from the United States Navy, Mr. Szymanski last served as deputy commander of United States Special Operations Command and prior as the Commander of Naval Special Warfare. Mr. Szymanski also served on the Joint Staff as the J3 deputy directorate for Special Operations, as the Global War on Terror branch chief and as chief staff officer of Pakistan-Afghanistan Coordination Cell. Mr. Szymanski graduated from the United States Naval Academy in 1985. He completed a Master of Joint Campaign Planning and Strategy at the Joint Advanced Warfighting School.

The Board believes that Vice Admiral Szymanski’s experience in organizational efficiency and effectiveness, together with his military leadership experience, makes him a valuable member of the Board.

John D. Shulman – Mr. Shulman was appointed a director in October 2025. Mr. Shulman founded Juggernaut Capital Partners, LP in 2009 and leads its Investment Committee. He has over 25 years of experience with private investments, primarily in the consumer and business services sectors. Previously, Mr. Shulman was a Managing Director from 2001 to 2009 at Allied Capital Corporation, where he was a member of the Management and Investment Committees. He sits on the following Boards of Directors or Managers: Foundation Consumer Brands, KemperSports, PLEZi Nutrition and ZOA Energy. Mr. Shulman received a B.S. in Finance from the University of Virginia.

The Board believes that Mr. Shulman’s financial, leadership and operational expertise makes him a valuable member of the Board.

Executive Officers

Below is a list of the names, ages, positions and a brief account of the business experience of the individuals who serve as our executive officers.

Name	Age	Position
Scot Cohen	56	Chief Executive Officer and Executive Chairman of the Board
Jared Novick	41	Chief Operating Officer

Executive Officer Biographies

The principal occupation and business experience for at least the past five years for our executive officers is as follows:

Jared Novick - Mr. Novick has served as Chief Operating Officer of the Company since December 2023 and has served as President of the Company since March 2025. From June 2023 to December 2023, Mr. Novick served as Chief Operating Officer and Senior Vice President of Strategy and Special Projects at Sidus Space, Inc. (NASDAQ:SIDU), where he oversaw diverse areas such as manufacturing, sales, product development, supply chain management, marketing, and human resources. Since 2018, he has also served on the Board of Advisors at BlueVoyant LLC (“Blue Voyant”), where he also served as Head of Strategy from 2017 until 2018. Before his tenure in public companies, Mr. Novick experienced success with two early-stage technology ventures, each culminating in notable exits. He co-founded and served as Chief Executive Officer of BitVoyant, a cybersecurity threat monitoring product and service provider for commercial enterprises, later acquired by cybersecurity unicorn BlueVoyant. Additionally, he founded and led CurvedSkies LLC, serving as Chie Executive Officer of a professional services firm catering to classified U.S. Federal Government customers in the aerospace and defense sectors. Mr. Novick’s professional career includes significant roles as a U.S. Intelligence Community Civil Servant and a contractor for Special Projects to the Office of the Secretary of Defense. He collaborated extensively with the U.S. Intelligence Community, the Department of Defense, and international partners to then deploy and operationally support critical National Security challenges across South America, Central-Asia and Africa. In the early stages of his career, Mr. Novick trained as a NASA Aircrew Member, operating High-Altitude Technologies above 60,000 feet and necessitating NASA pressure suit operations. He has logged over 2,000 hours of flight time in various fixed-wing aircrafts. During Operation Enduring Freedom, he accumulated over 400 combat flight hours while supporting special military units of the Special Operations community. Mr. Novick actively contributes to board activities, including a gubernatorial appointment by Florida Governor Ron DeSantis to the Department of Business & Professional Regulation. Mr. Novick holds a Bachelor of Arts in Physics from the University of Florida in Gainesville.

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Mr. Cohen’s biography is incorporated by reference from page 12 of this Proxy Statement.

There is no arrangement or understanding between any of the directors or officers identified above and any other person pursuant to which he was selected as a director or officer. None of the directors or officers identified above is, or has been, a participant in any transaction involving the Company, and is not a participant in any proposed transaction with the Company, in each case, required to be disclosed, pursuant to Item 404(a) of Regulation S-K, other than as described in “Certain Relationships and Related Person Transactions” below.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any of the following events during the past ten years:

●	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

●	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; or

●	being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers, or in which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

Board Diversity

We have no formal policy regarding Board diversity. Our Board believes that each director should have a basic understanding of the principal operational and financial objectives and plans and strategies of the Company, our results of operations and financial condition and relative standing in relation to our competitors. We take into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds.

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Director Independence

Our Board has reviewed the independence of our directors based on the listing standards of the Nasdaq Stock Market (“Nasdaq”). Based on this review, the Board determined that Messrs. Bernstein, Savas, Shulman, Srinivasan and Vice Admiral Szymanski are independent, as defined in Rule 5605(a)(2) of the Nasdaq rules. In making this determination, our Board considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our Board deemed relevant in determining their independence.

Committees of the Board of Directors

During the fiscal year ended December 31, 2024, the Board held thirteen (13) meetings. Each director attended at least 75% of all Board and applicable committee meetings in fiscal year 2024. The Board has adopted a policy under which each member of the Board is encouraged to attend each annual meeting of our stockholders, and all of our directors attended our last annual meeting of stockholders in December 2024.

Our Board currently has three standing committees which consist of the Audit Committee, Compensation Committee and Nominating and Governance Committee. Our Board has adopted written charters for each of the Audit Committee, Compensation Committee, and Nominating and Governance Committee, copies of which are publicly available on our website at https://ir.wrap.com/ under the “Governance” tab. Our Board may establish other committees from time to time as it deems necessary or appropriate.

Audit Committee

The Audit Committee held six (6) meetings in 2024. The Audit Committee assists our Board in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by our independent accountants and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The Audit Committee also oversees the audit efforts of our independent accountants and takes those actions as it deems necessary to satisfy that the accountants are independent of management. The Audit Committee currently consists of Messrs. Bruce Bernstein, Savas and Srinivasan, with Mr. Bernstein serving as the Chair of the Audit Committee, each of whom is a nonmanagement member of our Board that we believe meets the criteria for independence under the applicable Nasdaq rules and SEC rules and regulations. Our Board has determined that Mr. Bernstein is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication under the applicable rules and regulations of Nasdaq. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq.

Compensation Committee

The Compensation Committee held one (1) meeting in 2024. The Compensation Committee determines our general compensation policies and the compensation provided to our directors and officers. The Compensation Committee also reviews and determines bonuses for our officers and other employees. In addition, the Compensation Committee reviews and determines equity-based compensation for our directors, officers, employees and consultants and administers the 2017 Plan. The Compensation Committee currently consists of Messrs. Szymanski, Bernstein and Srinivasan, with Mr. Bernstein serving as Chair of the Compensation Committee, each of whom is a non-management member of our Board that we believe meets the criteria for independence under the applicable Nasdaq rules and SEC rules and regulations.

We adopted a Compensation Recovery Policy on November 20, 2023, as an additional safeguard to mitigate compensation risks.

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Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee held one (1) meeting in 2024. The Nominating and Governance Committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of our Board. In addition, the Nominating and Governance Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the full Board concerning corporate governance matters. The Nominating and Governance Committee currently consists of Messrs. Savas, Srinivasan and Szymanski, with Mr. Savas serving as Chair of the Nominating and Governance Committee. The Board has determined that each member of the Nominating and Corporate Governance Committee is an independent director in accordance with the Nasdaq rules and SEC rules and regulations.

Nomination and Election of Directors

The Nominating and Governance Committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of our Board. In addition, the Nominating and Governance Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the full Board concerning corporate governance matters. Both the Nominating and Corporate Governance Committee and the Board seek the talents and backgrounds that would be most helpful to the Company in selecting director nominees. The Board believes diversity of background provides for a variety of points of view, improves the quality of dialogue, and contributes to a more effective decision-making process. The Board also monitors the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.

The Nominating and Corporate Governance Committee has adopted a formal policy regarding stockholder recommendations of director nominees, included in the Nominating and Corporate Governance charter available in the “Investors” section on our website at https://ir.wrap.com/. The Nominating and Corporate Governance Committee considers any timely submitted and qualified director candidates recommended by any security holder entitled to vote in an election of directors. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee must do so by delivering a written recommendation to the Nominating and Corporation Governance Committee c/o Wrap Technologies, Inc., 3480 Main Hwy, Suite 202, Miami, Florida 33133. The submission must set forth: (1) the name and address of the recommending person, if a record holder, as they appear on the Company’s books; (2) the class and number of shares of the Company which are held of record or are beneficially owned, directly or indirectly, by the recommending person and any derivative instrument; (3) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the recommending person or nominee with respect to any securities of the Company, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, the recommending person or nominee with respect to any securities of the Company; (4) any proxy, contract, arrangement, understanding or relationship pursuant to which the recommending person or nominee has a right to vote any shares of any security of the Company; (5) any rights to dividends on the shares of the Company beneficially owned by the recommending person that are separated or separable from the underlying shares of the Company; (6) any performance-related fees (other than asset-based fees) that the recommending person is entitled to, based on any increase or decrease in the value of shares of the Company or derivative instruments, if any, as of the date of such notice, if any, including without limitation, any such interests held by members of the recommending person’s immediate family sharing in the same household; (7) any material interest of the recommending person in such business; (8) a statement whether the recommending person will deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s voting shares required under applicable law to carry the proposal or nomination; and (9) in the case of a nomination, a statement whether the recommending person intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees pursuant to Rule 14a-19 under the Exchange Act.

The Nominating and Corporate Governance Committee evaluates all potential director nominees using the same criteria, regardless of the source of the nominee. Consistent with our core values and beliefs, our Board appreciates the value of diversity in all aspects of the Company, including at the Board level.

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Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code”) applicable to all of our employees, including our principal executive officer, principal financial officer and principal accounting officer. Our Code is available to security holders in the “Investors’’ section on our website, https://ir.wrap.com/. We intend to disclose any amendments to, or waivers from, our Code at the same website address provided above.

Insider Trading Policy

We have an insider trading policy that prohibits our directors, executive officers and all employees of the Company from the purchasing or selling our securities while being aware of material, non-public information about the Company as well as disclosing such information to others who may trade in securities of the Company. Our insider trading policy also prohibits our directors, executive officers, employees and their respective family members from engaging in hedging activities or other short-term or speculative transactions in the Company’s securities such as short sales, options trading, holding the Company’s securities in a margin account or pledging the Company’s securities as collateral for a loan, without the advance approval of our Chief Financial Officer. While the Company is not subject to the insider trading policy, the Company does not trade in its securities when it is in possession of material nonpublic information other than pursuant to previously adopted Rule 10b5-1 trading plans, if any.

Timing and Issuance of Stock Options

Our Board does not have a formal policy on the timing of stock option awards in relation to the disclosure of material non-public information; however, it would take into account material non-public information when determining the timing and terms of such an award to avoid an inappropriate impact on the value of the award. The Company has not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

Communications with Directors

The Company has a process for stockholders who wish to communicate with the Board, including any Board committee, individual director or the Chairman. Stockholders who wish to communicate with the Board, any Board Committee or any individual director may do so by writing to Wrap Technologies, Inc., 3480 Main Hwy, Suite 202, Miami, Florida 33133, Attn: Corporate Secretary. In general, any stockholder communication delivered to our Corporate Secretary for forwarding to the Board, the Chairman or a specified group of Board members will be forwarded in accordance with the stockholder’s instructions. However, our Corporate Secretary reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.

Family Relationships

There are no family relationships among our directors or executive officers.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires that each of our directors and executive officers, and any other person who owns more than ten percent (10%) of our Common Stock, file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock. To our knowledge, based solely on information furnished to us and written representations by such persons that no such other reports were required to be filed, we believe that all such SEC filing requirements were met in a timely manner during 2024, other than with respect to the following:

On January 18, 2024, a Form 4 for each of Rajiv Srinivasan, Timothy Szymanski, Marc Savas, Bruce Bernstein and Scot Cohen was filed late to report grants of RSUs on January 2, 2024.

On January 18, 2024, a Form 4 for each of Rajiv Srinivasan, Timothy Szymanski, Marc Savas, Bruce Bernstein and Scot Cohen was filed late to report the acquisition of shares of Common Stock on January 14, 2024.

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On January 18, 2024, a Form 4 for Scot Cohen was filed late to report a grant of stock options on January 14, 2024.

On October 22, 2024, a Form 4 for Elwood G. Norris was filed late to report the sale of shares of Common Stock on October 10, 2024, October 11, 2024, October 14, 2024, October 15, 2024, October 16, 2024, and October 17, 2024.

Board Leadership Structure and Role in Risk Oversight

The Board is committed to promoting effective, independent governance of the Company. Our board believes it is in the best interests of the stockholders and the Company for the Board to have the flexibility to select the best director to serve as chairman at any given time, regardless of whether that director is an independent director or the chief executive officer. Consequently, we do not have a policy governing whether the roles of chairman of the board and chief executive officer should be separate or combined. This decision is made by our Board, based on the best interests of the Company considering the circumstances at the time.

The positions of Chairman of the Board and principal executive officer (“PEO”) are filled by the same individual. Mr. Cohen currently serves as our Chairman of the Board and our PEO. The Board acknowledges that there are different leadership structures that could allow it to effectively oversee the management of the risks relating to the Company’s operations and believes its current leadership structure enables it to effectively provide oversight with respect to such risks. However, our Board believes the current structure provides an efficient and effective leadership model for the Company and that combining the Chairman of the Board and PEO roles fosters clear accountability, effective decision-making and alignment on corporate strategy. Moreover, the Board believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and PEO.

●	five of the six current directors of the Company (five of the six director nominees) are independent directors;

●	all of the members of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee are independent directors; and

●	the Board and its committees remain in close contact with, and receive reports on, various aspects of the Company’s management and enterprise risk directly from, the Company’s senior management and independent auditors.

Management, in consultation with outside professionals, as applicable, identifies risks associated with the Company’s operations, strategies and financial statements. Risk assessment will also be performed through periodic reports received by the Audit Committee from management, counsel and the Company’s independent registered public accountants relating to risk assessment and management. Audit Committee members meet privately in executive sessions with representatives of the Company’s independent registered public accountants. The Board also provides risk oversight through its periodic reviews of the financial and operational performance of the Company.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Transactions with Related Persons

SEC rules require us to disclose any transaction since January 1, 2023, or currently proposed transaction in which we are a participant and in which any related person has or will have a direct or indirect material interest involving an amount that exceeds the lesser of $120,000 or one percent (1%) of the average of the Company’s total assets as of the end of the last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s Common Stock, or an immediate family member of any of those persons.

Series A Preferred Stock

On June 29, 2023, the Company entered into that certain Purchase Agreement, dated as of June 29, 2023 (the “Series A Purchase Agreement”), with certain investors, including Scot Cohen, the Company’s Chief Executive Officer, and V4, pursuant to which, the Company issued shares of Series A Convertible Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”) and accompanying warrants (the “Series A Warrants”) to purchase shares of Common Stock. Mr. Cohen has voting and dispositive control with respect to the securities and is deemed to be the beneficial owner of the securities held by V4. Pursuant to the Series A Purchase Agreement, the Company issued Mr. Cohen and V4 an aggregate of 3,000 shares of Series A Preferred Stock and Series A Warrants to purchase up to an aggregate of 2,068,966 shares of Common Stock for aggregate gross proceeds of $3,000,000. For the year ended December 31, 2024, Mr. Cohen earned dividends totaling $432,944 on his Series A Preferred Stock.

Private Placement February 2025

On February 24, 2025, the Company entered into a securities purchase agreement with certain accredited investors for the issuance and sale in a private placement of an aggregate of 3,216,666 shares of Common Stock and accompanying warrants (“PIPE Warrants”) to purchase up to 3,216,666 shares of Common Stock, with an exercise price of $1.80 per share. The purchase price for one share of Common Stock and accompanying PIPE Warrant was $1.80. The estimated gross proceeds to the Company were $5.8 million, before estimated offering expenses payable by the Company.

The Company issued the following to related parties: (i) Mr. Cohen, through V4, an aggregate of 1,100,000 shares of Common Stock and PIPE Warrants to purchase up to an aggregate of 1,100,000 shares of Common Stock for aggregate gross proceeds of $1,980,000, (ii) Mr. Novick, through Continuum Ventures LLC, an aggregate of 275,000 shares of Common Stock and PIPE Warrants to purchase up to an aggregate of 275,000 shares of Common Stock for aggregate gross proceeds of $495,000, and (iii) Mr. Savas, through Savbo Investments LLC, an aggregate of 50,000 shares of Common Stock and PIPE Warrants to purchase up to an aggregate of 50,000 shares of common stock for aggregate gross proceeds of $90,000.

Compensation Paid to Mr. Ratigan

Beginning June 2025 through October 2025, Mr. Ratigan, the Company’s former Chief Financial Officer, was paid a base salary equal to $200,000 for his service as Chief Financial Officer, principal accounting officer and principal financial officer of the Company, and on June 23, 2025, was granted stock options to purchase up to 200,000 shares of the Company’s Common Stock, at an exercise price equal to $1.41, which was the closing price of the Company’s Common Stock on the day prior to the grant, which would have vest in four substantially equal installments on each annual anniversary of the date of grant, provided that Mr. Ratigan was employed by or providing services to the Company through the applicable vesting date. In addition, Mr. Ratigan was eligible to receive an annual bonus based on performance targets set at the discretion of the Board. On October 21, 2025, the Company and Mr. Ratigan, mutually agreed to the separation of Mr. Ratigan from such roles, effective as of October 24, 2025. The terms of Mr. Ratigan’s separation from the Company have been memorialized pursuant to a General Release and Severance Agreement, dated as of October 21, 2025, which was executed by the Company and Mr. Ratigan on October 24, 2025 (the “Separation Agreement”). Pursuant to the Separation Agreement, Mr. Ratigan is entitled to receive a severance payment in an amount equal to $50,000, representing three months of Mr. Ratigan’s base salary, less all lawful and authorized withholdings and deductions, payable in a lump sum on the Company’s first regular pay date following the Effective Date (as defined in the Separation Agreement). In exchange for the consideration provided to Mr. Ratigan in the Separation Agreement, Mr. Ratigan agreed to waive and release any claims in connection with Mr. Ratigan’s employment and separation from the Company.

Private Placement August 2025

On August 18, 2025, the Company entered into a securities purchase agreement with certain accredited investors for the issuance and sale in a private placement of an aggregate of (i) 4,500 shares of Series B Preferred Stock, initially convertible into up to 3,000,000 shares of the Company’s Common Stock, at an initial conversion price of $1.50 per share, and (ii) accompanying Series B Warrants to purchase up to 3,000,000 shares of Common Stock, with an initial exercise price of $1.50 per share. The estimated gross proceeds to the Company were $4.5 million, before estimated offering expenses payable by the Company (the “Series B Private Placement”).

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In connection with the Series B Private Placement, the Company issued to Mr. Cohen, through V4, an aggregate of 1,000 shares of Series B Preferred Stock and Series B Warrants to purchase up to an aggregate of 666,667 shares of Common Stock for aggregate gross proceeds of $1,000,000.

Consulting Services

Commencing in October 2017, the Company began reimbursing Mr. Elwood Norris, a former officer of the Company,

current 5% stockholder and consultant of the Company, $1,500 per month on a month-to-month basis for laboratory facility costs, which was terminated in January 2024 and $7,500 per month on a month-to month basis for invention consulting services, which was terminated in February 2024 for an aggregate of $0 and $1,500 during each of the three months ended March 31, 2025 and 2024, respectively.

The Company is obligated to pay royalties and development and patent costs pursuant to an exclusive Amended and Restated Intellectual Property License Agreement dated September 30, 2016, with Syzygy Licensing, LLC, a company owned and controlled by a 5% stockholder of the Company, Mr. Elwood Norris, and a former officer of the Company, Mr. James Barnes. The agreement provides for royalty payments of 4% of revenue from products employing the licensed ensnarement device technology up to an aggregate of $1,000,000 in royalties or until September 30, 2026, whichever occurs earlier. As of December 31, 2024, we have incurred the maximum $1.0 million in royalties with $81,000 included in accounts payable as of December 31, 2024.

Intrensic Acquisition

On August 9, 2023, the Company entered into a Membership Interest Purchase Agreement (the “Intrensic Purchase Agreement”) with certain members of Intrensic, LLC (the “Sellers”), a Delaware limited liability company (“Intrensic”), including Kevin Mullins, the Company’s former Chief Executive Officer. Under the terms of the Intrensic Purchase Agreement, the Company agreed to purchase, and Sellers agreed to sell, 100% of the membership interests of Intrensic (the “Membership Interests”) for the following consideration upon the consummation of the sale of the Membership Interests (the “Intrensic Closing”): (i) $553,588 in cash, subject to adjustment based upon the outstanding indebtedness of Intrensic and Intrensic’s working capital as of the Intrensic Closing; and (ii) 1,250,000 shares of Common Stock of the Company (the “Intrensic Acquisition”). The Intrensic Acquisition closed on August 16, 2023, in accordance with the terms of the Intrensic Purchase Agreement.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows compensation awarded to, paid to or earned by, (1) the Company’s principal executive officer, (2) the Company’s most highly compensated executive officer other than the principal executive officer and (3) if applicable, up to two individuals who would have qualified as one of the Company’s two most highly compensated executive officers other than the principal executive officer but for the fact that the individual was not serving as an executive officer of the Company at the end of the last completed fiscal year; during the fiscal years ended December 31, 2024 and 2023 (each, a “named executive officer”).

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(2)	All Other Compensation(3)	Total

Scot Cohen	2024	$200,000	-	$1,764,753	-	-	$1,959,493
Chief Executive Officer and Executive Chairman	2023	$39,312		$675,000	$1,801,543	-	$2,515,855

Jared Novick	2024	$190,909	$185,000	-	-	-	$375,909
Chief Operating Officer	2023	-	-	-	$443,622	-	$443,622

Kevin Mullins (4)	2024	$137,500	-	-	-	-	$137,500
Former Chief Executive Officer and Director	2023	$300,000	$75,000	$75,000	-	-	$450,000

Chris DeAlmeida (5)	2024	$16,666	-	-	-	$137,500	$154,166
Former Chief Financial Officer, Treasurer and Secretary	2023	$275,000	$28,646	$28,646	-	-	$332,292

(1)	Amounts reported in this column do not reflect the amounts actually received by our named executive officers. Instead, these amounts reflect the aggregate grant date fair value of restricted stock units (“RSUs”) granted to the named executive officers during each fiscal year, as computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification 718 (“ASC 718”). Assumptions used in the calculation of these amounts are included in the notes to our financial statements included in this Annual Report. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Specifically, the number in the table above includes:

●	for Mr. Cohen, RSUs granted in January 2024 for continued services as a member of the Board and as Chief Executive Officer ($5,261 of the $1,764,753 relating to such continued services as a member of the Board) and RSUs granted in October 2023, as part of an inducement grant in connection with being named Chief Executive Officer;
●	for Mr. Mullins, RSUs granted in April 2023 in connection with his annual bonus; and
●	for Mr. DeAlmeida, RSUs granted in April 2023 in connection with his annual bonus.

(2)	Amounts reported in this column do not reflect the amounts actually received by our named executive officers. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted to the named executive officers during each fiscal year, as computed in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in the notes to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our named executive officers will only realize compensation to the extent the trading price of our Common Stock is greater than the exercise price of such stock options. Specifically, the number in the table above includes:

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●	for Mr. Cohen, options granted in October 2023 as part of an inducement grant in connection with being named Executive Chairman; and
●	for Mr. Novick options granted in December 2023 as part of an inducement grant in connection with being named Chief Operating Officer.

(3)	Amounts reported in this column represent other compensation paid to named executive officers.

(4)	Kevin Mullins served as the Company’s President from April 18, 2022, to May 7, 2024, as the Company’s Chief Executive Officer from April 14, 2023, to January 14, 2024, and as a member of the Board from April 21, 2023, to May 28, 2024.

(5)	Chris DeAlmeida served as the Company’s Chief Financial Officer and Treasurer from July 25, 2022, to January 5, 2024, and served as Secretary from April 21, 2023, to January 5, 2024.

Employment Agreements

Scot Cohen. On October 12, 2023, the Board appointed Scot Cohen to the position of Executive Chairman, effective October 12, 2023.

In connection with Mr. Cohen’s appointment as Executive Chairman, the Company and Mr. Cohen entered into an agreement on October 12, 2023 (the “Cohen Employment Agreement”). Pursuant to the Cohen Employment Agreement, unless earlier terminated pursuant to the terms therein, Mr. Cohen will serve as the Company’s Executive Chairman for an initial term of two years from the effective date of his appointment (the “Initial Term”). On the second anniversary of such effective date of appointment (if Mr. Cohen’s employment has not been earlier terminated), and on each subsequent anniversary thereafter, the Cohen Employment Agreement will automatically renew and extend for a period of twelve (12) months (each such twelve (12)-month period, a “Renewal Term”) unless written notice of non-renewal is delivered by either party to the other not less than sixty (60) days prior to the expiration of the then-existing Initial Term or Renewal Term, as applicable, or the Cohen Employment Agreement has been earlier terminated in accordance with its terms. As compensation for Mr. Cohen’s services to the Company, the Cohen Employment Agreement entitles Mr. Cohen to an annualized base salary of $200,000 (the “Cohen Base Salary”) and eligibility to participate in customary benefits offered to other executives of the Company. In the event Mr. Cohen’s employment is terminated by either party for any reason, Mr. Cohen will be entitled to: (i) any earned but unpaid Cohen Base Salary earned during his employment and applicable to all pay periods prior to the termination date; (ii) any documented and actually incurred unreimbursed business expenses, so long as Mr. Cohen makes any reimbursement request within 30 days following termination; and (iii) any employee benefits to which Mr. Cohen may be entitled under the Company’s employee benefit plans or programs in which Mr. Cohen participates as of the date of termination of Mr. Cohen’s employment. If Mr. Cohen’s employment is terminated by the Company without Cause (as defined in the Cohen Employment Agreement), or by Mr. Cohen for Good Reason (as defined in the Cohen Employment Agreement), or upon the end of the Initial Term or a Renewal Term, as applicable, as the result of the Company’s issuance of a notice of non-renewal, then, subject to certain conditions set forth in the Cohen Employment Agreement (including the execution and non-revocation of a general release of claims), Mr. Cohen will be entitled to: (i) severance payments in a total amount equal to 12 months’ worth of the Cohen Base Salary; (ii) any earned but unpaid annual bonus in respect of any completed year that has ended prior to the date of termination; and (iii) receive reimbursement, for a period of up to 12 months, for a portion of the premiums that Mr. Cohen elects to pay for continuation coverage under the Company’s group health plans pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, subject to Mr. Cohen’s timely submission of applicable documentation.

On December 12, 2023, the Board appointed Mr. Cohen to the position of Principal Executive Officer. On January 14, 2024, the Board appointed Mr. Cohen, who previously served as the Company’s Executive Chairman and Principal Executive Officer, to the position of Executive Chairman and Chief Executive Officer. In connection therewith, the Company and Mr. Cohen entered into an amendment, dated January 14, 2024, to the Cohen Employment Agreement, dated October 12, 2023, to, among other things, reflect Mr. Cohen’s new title. On April 5, 2024, the Board appointed Mr. Cohen to the position of Interim Principal Financial Officer and Principal Accounting Officer. In connection with the appointment of Mr. Ratigan as Chief Financial Officer, principal accounting officer and principal financial officer of the Company, on June 23, 2025, Mr. Cohen was appointed as Executive Chairman, Chief Executive Officer and Principal Executive Officer of the Company. In connection with the mutual separation of Mr. Ratigan from the Company, on October 24, 2025, Mr. Cohen was appointed as Principal Accounting Officer and Principal Financial Officer. Mr. Cohen currently serves as Executive Chairman, Chief Executive Officer, Principal Executive Officer, Principal Accounting Officer and Principal Financial Officer of the Company.

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The terms of the Cohen Employment Agreement have not changed in connection with Mr. Cohen’s title changes at the Company.

Jared Novick. On December 26, 2023, the Board appointed Jared Novick to the position of Chief Operating Officer. In connection with Mr. Novick’s appointment, on December 26, 2023 (the “Novick Effective Date”), the Company entered into an employment agreement (the “Novick Employment Agreement”) with Mr. Novick setting forth the terms and conditions of Mr. Novick’s employment as the Company’s Chief Operating Officer. Pursuant to the Novick Employment Agreement, Mr. Novick will serve as the Chief Operating Officer of the Company for a two-year initial term commencing on the Novick Effective Date, which term automatically renews each year for successive one-year terms, unless earlier terminated by either party in accordance with the terms of the Novick Employment Agreement.

The Novick Employment Agreement provides that Mr. Novick will be entitled to receive an annual base salary of two hundred thousand dollars ($200,000) (“Novick Base Salary”), payable in equal installments pursuant to the Company’s customary payroll practices. Mr. Novick is entitled to a one-time sign-on bonus of $75,000, payable in two equal installments as follows, subject to Mr. Novick’s continued service on such dates: (i) 50% on the first payroll date following the Novick Effective Date, and (ii) 50% on the first payroll date following the six-month anniversary of the Novick Effective Date. Mr. Novick is also eligible to receive for each fiscal year during the term of his employment, an annual discretionary bonus, with the actual amount determined by the Board in its sole discretion (“Annual Bonus”), payable prior to March 15 of the fiscal year following the fiscal year to which the bonus relates. The Novick Employment Agreement also entitles Mr. Novick to receive customary benefits and reimbursement for reasonable out-of-pocket business expenses.

The Company may terminate Mr. Novick’s employment due to death or disability or for cause (as defined in the Novick Employment Agreement) at any time, and without cause at any time upon written notice. Mr. Novick may terminate his employment without good reason (as defined in the Novick Employment Agreement) at any time upon thirty days’ written notice or with good reason, which requires delivery of a written notice to the Board of the existence of condition(s) giving rise to the good reason within forty-five days after the initial occurrence of such condition(s), and failure of the Company to cure such condition(s) within thirty days following the Board of Director’s receipt of such notice.

If Mr. Novick’s employment is terminated by either the Company or Mr. Novick for any reason, Mr. Novick shall receive any earned but unpaid Novick Base Salary and expenses required to be reimbursed pursuant to the Novick Employment Agreement and any employee benefits Mr. Novick is entitled to under the Company’s employee benefit plans or programs in which Mr. Novick participates. In addition, if Mr. Novick’s employment is terminated by the Company without cause (as defined in the Novick Employment Agreement) or upon non-renewal or by Mr. Novick for good reason (as defined in the Novick Employment Agreement), then, subject to compliance with the restrictive covenants set forth in the Novick Employment Agreement and the execution of a release of claims in favor of the Company, the Company will pay the following severance payments and benefits: (i) an amount equal to twelve months’ Novick Base Salary, payable in equal monthly installments over a twelve-month severance period; (ii) an amount equal to any earned, but unpaid, Annual Bonus for services rendered during the year preceding the date of termination; and (iii) an amount intended to assist Mr. Novick with his post-termination health coverage, provided however, he is under no obligation to use such amounts to pay for continuation of coverage under the Company’s group health plan pursuant to COBRA.

On March 10, 2025, the Board appointed Mr. Novick to the position of President and Chief Operating Officer. Mr. Novick will not be provided any additional compensation for his service as President and Chief Operating Officer. The terms of the Novick Employment Agreement have not changed in connection with Mr. Novick’s appointment as President and Chief Operating Officer of the Company.

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Kevin Mullins. On April 13, 2022, the Company entered into an employment agreement with Mr. Mullins (as amended, the “Mullins Employment Agreement”) for Mr. Mullins to serve as the Company’s President, effective April 18, 2022. Mr. Mullins was appointed as Chief Executive Officer on April 14, 2023, and was appointed as a member of the Company’s Board on April 21, 2023. On January 14, 2024, the Board appointed Kevin Mullins, who previously served as the Company’s Chief Executive Officer, to the position of President. In connection therewith, the Company and Mr. Mullins entered into an amendment, dated January 14, 2024, to the Mullins Employment Agreement, dated April 13, 2022 to, among other things, reflect Mr. Mullin’s new title. On May 7, 2024, Mr. Mullins resigned from his position as President of the Company, effective May 23, 2024. On May 28, 2024, Mr. Mullins resigned from his role as director of the Company, effective May 28, 2024.

Pursuant to the Mullins Employment Agreement, unless earlier terminated pursuant to the terms therein, Mr. Mullins was to serve as the Company’s President for a term of two years from the effective date of his appointment. On the second anniversary of such effective date of his appointment (if Mr. Mullins’s employment has not been earlier terminated or a written notice of non-renewal has not been provided in the time provided to do so), and on each subsequent anniversary thereafter, the Mullins Employment Agreement would automatically renew and extend for a period of 12 months, unless otherwise terminated in accordance with its terms. As compensation for Mr. Mullins’s services to the Company, the Mullins Employment Agreement entitled Mr. Mullins to the following cash payments: (i) an annualized base salary of $300,000 (the “Mullins Base Salary”) and (ii) eligibility for a discretionary cash bonus, with a target amount initially set at 75% of the Mullins Base Salary, but with the final amount to be determined at the sole discretion of the Board.

Pursuant to the Mullins Employment Agreement, in the event Mr. Mullins’ employment is terminated by either party for any reason, Mr. Mullins was entitled to: (i) any earned but unpaid Mullins Base Salary earned during his employment with the Company and applicable to all pay periods prior to the termination date; (ii) any unreimbursed business expenses properly incurred, so long as Mr. Mullins made any reimbursement requests within 30 days following termination; and (iii) any employee benefits to which Mr. Mullins was entitled under the Company’s employee benefit plans or programs which Mr. Mullins participated in as of the date of termination of Mr. Mullins’ employment.

Chris DeAlmeida. On July 25, 2022, the Board appointed Chris DeAlmeida as Chief Financial Officer of the Company. On January 5, 2024 (the “Termination Date”), Mr. DeAlmeida’s employment as Chief Financial Officer of the Company was terminated without cause pursuant to a Separation Agreement and Mutual Release of Claims (the “DeAlmeida Separation Agreement”). Pursuant to the DeAlmeida Separation Agreement, Mr. DeAlmeida is entitled to receive severance payments in an amount equal to $137,500, representing six months of Mr. DeAlmeida’s base salary as in effect immediately prior to the Termination Date, payable in substantially equal installments over a six-month period in accordance with the Company’s payroll schedule, beginning after any applicable revocation period has expired without exercise.

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Outstanding Equity Awards at 2024 Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by each of our named executive officers as of December 31, 2024.

		Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Scot Cohen
	1/02/2024	-		-		-	-	632,911	$1,341,771	-	-
	10/12/2023	120,535		361,608	(2)	$1.40	10/12/2033	-	-	-	-
	10/12/2023	-		860,111	(3)	$1.40	10/12/2033	361,608 (4)	$766,609	-	-
		430,055		-		-	-				-
	4/1/2021	100,000	(5)	-		$5.56	4/1/2031	-		-	-

Jared Novick	12/23/2023	83,350		166,650	(6)	$2.51	12/26/2033	-		-	-

Kevin Mullins	-	-		-		-	-			-	-

Chris DeAlmeida	-	-		-		-	-			-	-

(1)	The market value is computed based on the closing market price of our Common Stock on December 31, 2024, of $2.12 per share.

(2)	Mr. Cohen was awarded stock options which vest in four substantially equal installments at the end of each of the Company’s fiscal years beginning on December 31, 2024, and ending on December 31, 2027, provided Mr. Cohen is employed by or providing services to the Company or an affiliate on the applicable vesting date.

(3)	Mr. Cohen nonqualified stock options issued in connection with Mr. Cohen’s appointment as Executive Chairman. The stock options will vest, subject to Mr. Cohen’s continued employment with the Company through each vesting date, as follows: (i) 1/3rd on the date on which the Company’s market capitalization meets or exceeds $100 million for each trading day during 2 consecutive months; (ii) 1/3rd on the date on which the Company’s market capitalization meets or exceeds $150 million for each trading day during 2 consecutive months; and (ii) 1/3rd on the date on which the Company’s market capitalization meets or exceeds $200 million for each trading day during 2 consecutive months, subject to accelerated vesting upon the occurrence of certain events.

(4)	Mr. Cohen was granted restricted shares of Common Stock of the Company issued in connection with Mr. Cohen’s appointment as Executive Chairman. The restricted shares will be issued upon vesting and shall vest, subject to Mr. Cohen’s continued employment, (i) 1/3rd on the date on which the Company’s market capitalization meets or exceeds $100 million for each trading day during 2 consecutive months; (ii) 1/3rd on the date on which the Company’s market capitalization meets or exceeds $150 million for each trading day during 2 consecutive months; and (iii) 1/3rd on the date on which the Company’s market capitalization meets or exceeds $200 million for each trading day during 2 consecutive months.

(5)	Mr. Cohen was awarded stock options in connection with his previous position with the Company.

(6)	Mr. Novick was granted stock options in connection with the Novick Employment Agreement. The stock options vest in three substantially equal installments at the end of each of the Company’s first through third fiscal years beginning on December 31, 2024, and ending on December 31, 2026, provided that Mr. Novick is employed by or providing services to the Company through the applicable vesting date.

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Retirement Benefits

We do not currently have plans providing for the payment of retirement benefits to our officers or directors, other than as described under “Summary Compensation Table” above.

Director Compensation Program

The following table sets forth the compensation awarded to, earned by, or paid to each person who served as a director during the fiscal year ended December 31, 2024.

	Fees
	Earned	Stock	Option
	or Paid in	Awards	Awards
Name (1)	Cash ($) (2)	($)(3)	($)(4)	Total ($)
Bruce Bernstein	$-	$95,633	$-	$95,633
Marc Savas	$-	$95,633	$-	$95,633
Rajiv Srinivasan	$-	$76,370	$-	$76,370
Timothy Szymanski	$-	$76,370	$-	$76,370

(1)	Fees earned or paid to Mr. Cohen in connection with his services as a member of the Board are included in “ Executive Compensation - Summary Compensation Table.”

(2)	Mr. Bernstein and Mr. Savas each received 43,874 shares of Common Stock for their respective services to the Board. Mr. Srinivasan and Mr. Szymanski each received 36,875 shares of Common Stock for their respective services to the Board. The number of shares was calculated based on the amount due to such Board members at each vesting date, divided by the closing price of the stock on the applicable grant date.

(3)	As of December 31, 2024, the aggregate number of shares of Common Stock underlying outstanding options held by our directors were as follows: Mr. Bernstein: 130,000 shares; Mr. Savas: 130,000 shares; Mr. Srinivasan: 30,000 shares; and Mr. Szymanski: 30,000 shares.

Additional Director Compensation Information

On April 1, 2021, the Board approved a new director compensation plan payable to all non-employee independent directors (“Amended Board Plan”). As revised, under the terms of the Amended Board Plan, non-employee independent directors received $121,000 annually effective January 1, 2021, payable one-half in cash and one half in restricted stock units to be settled in shares of the Company’s Common Stock, with 30% vesting immediately, and the remaining 70% vesting in monthly installments throughout the remainder of the year following the date of grant. In addition, each independent director that chairs a standing committee of the Board received an additional annual cash payment of $10,000, and any independent director serving as lead independent director of the Board received additional annual cash compensation of $25,000. In lieu of director compensation, the Executive Chairman, if any, was to be paid $121,000 annually, effective January 1, 2021, in addition to the grant of an option to purchase 100,000 shares of Common Stock with 30% vesting immediately and the remaining 70% vesting in equal monthly installments over the twelve months from the date of grant.

In addition to annual compensation paid to each member of the Board, each new director appointed to the Board received an initial grant of options to purchase 30,000 shares of Common Stock at an exercise price based on the closing price of the Company’s Common Stock as reported on the Nasdaq Capital Market on the date of grant, which options shall expire, if not previously exercised, ten years from the date of grant, and shall vest as follows: (i) 50% on the one-year anniversary of the date of grant, and (ii) the remaining 50% in four equal quarterly installments over the following year.

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In October 2023, the Board approved a revised director compensation plan payable to all non-employee independent directors, effective October 1, 2023 (“Revised Board Plan”). As revised, under the terms of the Revised Board Plan, non-employee independent directors receive $121,000 annually, payable in restricted stock units to be settled in shares of the Company’s Common Stock, with 30% vesting immediately, and the remaining 70% vesting in monthly installments throughout the remainder of the year following the date of grant. In addition, each independent director that chairs a standing committee of the Board will receive an additional annual payment of $10,000, payable in restricted stock units to be settled in shares of the Company’s Common Stock, with 30% vesting immediately, and the remaining 70% vesting in monthly installments throughout the remainder of the year following the date of grant.

In February 2025, the Board approved a revised director compensation plan payable to all non-employee independent directors, effective February 1, 2025 (“Second Revised Board Plan”). As revised, under the terms of the Revised Board Plan, the chair of the audit committee of the Board will receive an additional annual payment of $18,000 and each independent director of the compensation committee and the nominating committee of the Board will receive an additional annual payment of $10,000, payable in restricted stock units to be settled in shares of the Company’s Common Stock, with 30% vesting immediately, and the remaining 70% vesting in monthly installments throughout the remainder of the year following the date of grant. In addition, each independent director that is a member of the audit committee of the Board will receive an additional annual payment of $9,000, payable in restricted stock units to be settled in shares of the Company’s Common Stock, with 30% vesting immediately, and the remaining 70% vesting in monthly installments throughout the remainder of the year following the date of grant.

Equity Compensation Plan Information

On March 31, 2017, the Company adopted, and the stockholders approved, the 2017 Plan. The 2017 Plan currently authorizes 16,500,000 shares of our Common Stock for issuance as one of four types of equity incentive awards: (i) stock options, (ii) shares of Common Stock, (iii) restricted stock awards, and (iv) restricted stock units.

The 2017 Plan initially authorized 2,000,000 shares of Common Stock for issuance under the 2017 Plan. Stockholders authorized an increase to the shares authorized under the 2017 Plan of an additional 2,100,000 shares in May 2019, an additional 1,900,000 shares in June 2020, an additional 1,500,000 shares in June 2021, an additional 1,500,000 shares in May 2022 and an additional 7,500,000 in December 2024, for a total of 16,500,000 shares authorized for issuance under the 2017 Plan. As of December 31, 2024, there were 7,585,545 shares of Common Stock available for grant under the 2017 Plan.

The following table sets forth information as of December 31, 2024, with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance, aggregated as follows:

(c) Number of securities
remaining available for
	(a) Number of securities	(b) Weighted-average	future issuance under
	to be issued upon exercise	exercise price of	equity compensation plans
	of outstanding options,	outstanding options,	(excluding securities
Plan Category	warrants and rights	warrants and rights	reflected in column (a))
Equity compensation plans approved by security holders	3,944,284	$2.12	7,585,545
Equity compensation plans not approved by security holders	-	-	-
Total	3,944,284	$2.12	7,585,545

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Mr. Bernstein, as Chairman, Mr. Szymanski and Mr. Srinivasan. No member of the Compensation Committee has been an officer or employee of the Company. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Board or Compensation Committee.

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PAY VERSUS PERFORMANCE

The following table presents certain information regarding compensation paid to the Company’s Principal Executive Officer (“PEO”) and other Named Executive Officers (“Other NEOs” or “Non-PEOs”), and certain measures of financial performance, for the three years ended December 31, 2024. The amounts shown below are calculated in accordance with Item 402(v) of Regulation S-K. The compensation committee believes that 2024 compensation decisions for the PEO and Non-PEOs are reflective of the firm’s overall operating, strategic, financial and stock price performance and thus aligned with shareholders.

Pay Versus Performance Table

Fiscal Year	Summary Compensation Table Total for PEO 1	Compensation Actually Paid to PEO 1	Summary Compensation Table Total for PEO 2	Compensation Actually Paid to PEO 2	Summary Compensation Table Total for PEO 3	Compensation Actually Paid to PEO 3	Summary Compensation Table Total for PEO 4	Compensation Actually Paid to PEO 4	Summary Compensation Table Total for PEO 5	Compensation Actually Paid to PEO 5	Average Summary Compensation Table Total for non-PEO NEOs	Average Compensation Actually Paid to non-PEO NEOS	Value of Initial $100 Investment Based on Total Shareholder Return	Net Loss ($) (Thousands)
	(1)	(6)	(2)	(6)	(3)	(6)	(4)	(6)	(5)	(6)	(7)	(8)
2024	$1,959,493	$(643,239)	$0	$0	$0	$0	$0	$0	$0	$0	$222,525	$(723,422)	$53.94	$(5,875)
2023	$2,515,855	$5,904,147	$450,000	$1,600,958	$601,338	$(953,925)	$0	$0	$0	$0	$336,138	$419,090	$78.88	$(30,220)
2022	$0	$0	$0	$0	$3,363,528	$1,640,240	$200,000	$200,492	$433,333	$380,505	$930,329	$416,491	$43.00	$(17,617)

(1)	Scot Cohen (PEO 1) served as our PEO starting December 12, 2023.

(2)	Kevin Mullins (PEO 2) served as our PEO from April 13, 2023 to December 12, 2023.

(3)	TJ Kennedy (PEO 3) served as our PEO from April 18, 2022 to April 13, 2023.

(4)	LW Varner, Jr. (PEO 4) served as our PEO from January 24, 2022 to April 18, 2022.

(5)	Thomas P. Smith (PEO 5) served as our PEO for the year ended December 31, 2021, and from January 1, 2022 to January 24, 2022.

(6)	For each of the PEOs in the table above, the following amounts were added and deducted to the Summary Compensation Table (“SCT”) amount to determine the compensation actually paid as determined in accordance with SEC regulations.

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PEO 1
Fiscal Year	2024
SCT Total	$1,959,493
- Change in Pension Value and Above Market Non-Qualified Deferred Compensation	$0
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(1,764,753)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$1,056,961
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$(1,567,820)
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$4,096
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(331,217)
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0
+ Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$0
Compensation Actually Paid	$(643,239)

(7)	For the year ended December 31, 2024, Jared Novick, Kevin Mullins, and Chris DeAlmeida were our other Named Executive Officers.

(8)	For our other Named Executive Officers, the follow amounts were added and deducted to the Summary Compensation Table amount to determine the compensation actually paid as determined in accordance with SEC regulations.

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NEO
Fiscal Year	2024
SCT Total	$222,525
- Change in Pension Value and Above Market Non-Qualified Deferred Compensation	$0
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$0
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$0
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$(33,341)
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(72,970)
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$(839,636)
+ Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$(723,422)
Compensation Actually Paid

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Analysis of the Information Presented in the Pay Versus Performance Table

The following graph compares the compensation actually paid to our PEO(s), the average of the compensation actually paid to our remaining NEOs and the TSR performance of our stock price.

Wrap Technologies Inc. CAP vs TSR
Compensation Actually Paid ($M)
Value of $100 Investment from 12/31/2021
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
-$1.00
$85.00
$80.00
$75.00
$70.00
$65.00
$60.00
$55.00
$50.00
$45.00
$40.00
$35.00
$0.20
$0.38
$1.64
$0.42
-$0.95
$1.60
$5.90
$0.42
-$0.64
-$0.72
FY 2022
FY 2023
FY 2024
PEO CAP ($M) - LW Varner, Jr.
PEO CAP ($M) - Thomas P. Smith
PEO CAP ($M) - TJ Kennedy
PEO CAP ($M) - Kevin Mullins
PEO CAP ($M) - Scot Cohen
Avg NEO CAP ($M)
WRAP TSR

The following graph compares the compensation actually paid to our PEO(s) and the average of the compensation actually paid to our remaining NEOs with Net Loss.

Wrap Technologies Inc. CAP vs Net Income
Compensation Actually Paid ($M)
Net Income ($ in thousands)
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
-$1.00
$0
-$5,000
-$10,000
-$15,000
-$20,000
-$25,000
-$30,000
-$35,000
$0.20
$0.38
$1.64
$0.42
-$0.95
$1.60
$5.90
$0.42
-$0.64
-$0.72
FY 2022
FY 2023
FY 2024
PEO CAP ($M) - LW Varner, Jr.
PEO CAP ($M) - Thomas P. Smith
PEO CAP ($M) - TJ Kennedy
PEO CAP ($M) - Kevin Mullins
PEO CAP ($M) - Scot Cohen
Avg NEO CAP ($M)
Net Income ($ in thousands)

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PROPOSAL NO. 1 - ELECTION OF DIRECTORS

The Board has nominated Scot Cohen, Bruce T. Bernstein, Marc Savas, Rajiv Srinivasan, John Shulman and Vice Admiral Tim Szymanski for election at the Annual Meeting. If they are elected, they will serve on our Board until the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal.

Directors are elected by a plurality of the votes of the issued and outstanding shares of capital stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors (meaning that the six director nominees who receive the highest number of shares voted “for” their election are elected). Unless you specify that your shares should be voted against or withheld with respect to a director nominee, the shares represented by the enclosed proxy will be voted “FOR” the election of each director nominee. In the event that any director nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board may recommend in that director nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

There is no arrangement or understanding between any of the directors identified above and any other person pursuant to which he was selected as a director or director nominee. None of the directors or director nominees identified above is, or has been, a participant in any transaction involving the Company, and is not a participant in any proposed transaction with the Company, in each case, required to be disclosed pursuant to Item 404(a) of Regulation S-K, other than as described in “Certain Relationships and Related Person Transactions” herein.

Unless otherwise directed in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by such proxy “FOR” the election of each of the director nominees. All of the six director nominees are presently directors of the Company.

Required Vote

Directors are elected by a plurality of the votes of the issued and outstanding shares of capital stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote on the Director Election Proposal. “WITHHOLD” votes will have no effect on the results for the Director Election Proposal. Failure to instruct your broker how to vote with respect to the Director Election Proposal will result in a broker non-vote and broker non-votes will have no effect on the results of the Director Election Proposal. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF EACH DIRECTOR NOMINEE AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD.

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REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board, which consists entirely of directors who meet the independence and experience requirements of Nasdaq, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. The Audit Committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at https://ir.wrap.com/. The Audit Committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2024, the Audit Committee took the following actions:

●	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024, with management and HTL International, LLC, our independent registered public accounting firm;

●	Discussed with HTL International, LLC the matters required to be discussed in accordance with applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) regarding HTL International, LLC’s communication with the Audit Committee concerning independence, and has discussed their independence with HTL International, LLC; and

●	Received written disclosures and the letter from HTL International, LLC regarding its independence as required by applicable requirements of the PCAOB regarding HTL International, LLC’s communications with the Audit Committee. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and HTL International, LLC, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the SEC.

Members of the Wrap Technologies, Inc. Audit Committee

Bruce T. Bernstein (Chairman)

Marc Savas

Rajiv Srinivasan

34

PROPOSAL NO. 2 - AUDITOR RATIFICATION PROPOSAL

The Audit Committee has appointed HTL International, LLC, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2025. The Board proposes that the stockholders ratify, in a non-binding vote, this appointment. HTL International, LLC audited our financial statements for the fiscal year ended December 31, 2024 and fiscal year ended December 31, 2023. We do not expect that representatives of HTL International, LLC will be present at the Annual Meeting.

In deciding to appoint HTL International, LLC, the Audit Committee reviewed auditor independence issues and existing commercial relationships with HTL International, LLC and concluded that HTL International, LLC has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2025.

Audit Fees and Services

Rosenberg Rich Baker Berman, P.A. (“RRBB P.A.”) served as the Company’s independent registered public accounting firm from March 8, 2017 until April 24, 2024. The Company engaged RRBB P.A. as its independent auditors from March 8, 2017, to April 24, 2024. The Company engaged HTL International, LLC from May 7, 2024, to present. The following table presents fees for professional audit services rendered by (i) HTL for audit and other services provided for the fiscal year ended December 31, 2024 and (ii) RRBB P.A. for the fiscal year ended December 31, 2023.

	2024	2023
Audit Fees	$165,000	$171,697
Audit Related Fees(1)	-	-
Tax Fees(1)	-	-
All Other Fees(1)	-	-
Total	$165,000	$171,697

(1)	There were no audit related, other fees or tax related fees.

The percentage of services set forth above in the category of audit related fees, that were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit), was 100%.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.	Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

35

2.	Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.	Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.	Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of HTL International, LLC as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

Required Vote

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Auditor Ratification Proposal is required to approve the Auditor Ratification Proposal. “ABSTAIN” votes will have no effect on the Auditor Ratification Proposal. Because the Auditor Ratification Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares at its discretion without your instruction with respect to the Auditor Ratification Proposal. Failure by a bank, broker, trustee or other nominee to exercise this authority, will have no effect on the results of this vote.

We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of HTL International, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2025, our Audit Committee of our Board will reconsider its appointment. Even if the selection is ratified, our Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF HTL INTERNATIONAL, LLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

36

PROPOSAL NO. 3 - SHARE INCREASE PROPOSAL

Our Board has approved, subject to stockholder approval, an amendment to our Charter, to increase the number of authorized shares of Common Stock from 150,000,000 to 200,000,000 and to make a corresponding change to the number of authorized shares of capital stock. The form of the proposed Certificate of Amendment effecting such increase in the number of authorized shares (the “Share Increase Amendment”) is attached to this Proxy Statement as Annex A.

We currently have a total of 155,000,000 shares of capital stock authorized under our Charter, consisting of 150,000,000 shares of Common Stock and 5,000,000 shares of preferred stock. If the Share Increase Proposal is approved by our stockholders, our Board will be authorized, in its discretion, to file the Share Increase Amendment with the office of the Secretary of State of the State of Delaware, which would have the effect of increasing the number of authorized shares of Common Stock from 150,000,000 to 200,000,000 and increasing the number of authorized shares of all classes of stock from 155,000,000 to 205,000,000. The number of shares of authorized preferred stock would remain unchanged.

Background and Purpose of the Proposal

Our Board has determined that it would be in the Company’s best interests and in the best interests of our stockholders to increase the number of authorized shares of Common Stock in order to provide the Company with the flexibility to pursue all finance and corporate opportunities involving our Common Stock, which may include private or public offerings of our equity securities, without the need to obtain additional stockholder approvals. Each additional authorized share of Common Stock would have the same rights and privileges as each share of currently authorized Common Stock.

On August 18, 2025, the Company entered into the Series B Purchase Agreement with certain accredited investors (the “Purchasers”) for the issuance and sale in a private placement of an aggregate of (i) 4,500 shares of Series B Preferred Stock, initially convertible into up to 3,000,000 shares of Common Stock (the “Series B Conversion Shares”), at an initial conversion price of $1.50 per share, and (ii) accompanying Series B Warrants to purchase up to 3,000,000 shares of Common Stock, with an initial exercise price of $1.50 per share (the “Private Placement”).

Pursuant to the Series B Purchase Agreement, following the approval of an increase in our authorized shares, we are obligated to reserve a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Series B Conversion Shares and Series B Warrant Shares pursuant to any exercise of the Series B Warrants or conversion of any shares of Series B Preferred Stock, as applicable (the “Series B Required Reserve Amount”). Accordingly, pursuant to the Series B Purchase Agreement, the Company is required to hold a special meeting of its stockholders and is required to use its reasonable best efforts to, among other things, obtain approval from the Company’s stockholders of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Series B Required Reserve Amount.

Additionally, we currently do not have a sufficient number of authorized shares of Common Stock to pursue finance and corporate opportunities involving the sale and/or issuance of our Common Stock. As of the Record Date, 51,507,022 shares of Common Stock were outstanding, and 98,492,978 shares of authorized Common Stock that are unissued, but are reserved for future issuance. Thus, as of the Record Date, we had no shares of authorized Common Stock remaining that were unissued and unreserved for issuance. Accordingly, we are seeking to increase the number of authorized shares of Common Stock in order to have a sufficient number of authorized shares for such financing and corporate opportunities after satisfying the Series B Required Reserve Amount. The Share Increase Amendment is intended to fulfill these goals.

The Board believes that unless we obtain approval to amend the Charter to increase the number of authorized shares of Common Stock, we will be severely limited by the inability to issue additional shares pursuant to awards under the 2017 Plan or in connection with future capital raising transactions or strategic transactions. This may cause a delay in our future capital raising or other strategic transactions and may have a material adverse effect on our business and financial condition.

37

Consequences of Not Approving this Proposal

If this proposal is not approved by our stockholders, we may not have enough shares to pursue future capital raising or other strategic transactions or satisfy our obligations in connection with the Series B Required Reserve Amount. Additionally, until such time as we obtain the Stockholder Approval (as defined herein), holders of the Series B Preferred Stock and Series B Warrants may not convert their shares of Series B Preferred Stock or exercise their Series B Warrants.

Additionally, if this proposal is not approved by our stockholders, our financing alternatives will be limited by the lack of any available unissued and unreserved authorized shares of Common Stock, and stockholder value may be harmed by this limitation. In addition, our future success depends upon our ability to attract, retain and motivate highly-skilled employees, and if this proposal is not approved by our stockholders, the lack of any available unissued and unreserved authorized shares of Common Stock to provide future equity incentive opportunities could adversely impact our ability to achieve these goals. In short, if our stockholders do not approve this proposal, we may not be able to access the capital markets, complete corporate collaborations, partnerships or other strategic transactions, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success.

Further, unless we obtain approval for this proposal, we will be required to incur additional costs in order to hold additional stockholder meetings to seek such approval.

Rights of Additional Authorized Shares

If and when issued, the additional Common Stock to be authorized by adoption of the Share Increase Amendment would have rights and privileges identical to our currently outstanding Common Stock. Those rights do not include preemptive rights with respect to the future issuance of any additional shares of Common Stock.

Potential Adverse Effects of Increase in Authorized Common Stock

The authorization of additional shares of Common Stock sought by this proposal would not have any immediate dilutive effect upon the proportionate voting power or rights of our existing stockholders; however, to the extent that the additional authorized shares of Common Stock are issued in the future, including in connection with issuances pursuant to the Certificate of Designations of the Series A Convertible Preferred Stock (the “Series A Certificate of Designations”), the Series A Warrants, the Certificate of Designation of the Series B Convertible Preferred Stock (the “Series B Certificate of Designations”) and the Series B Warrants and future capital raising transactions or strategic transactions, such issuance may decrease existing stockholders’ percentage equity ownership and could be dilutive to existing stockholders and have a negative effect upon the market price of the Common Stock. Our stockholders do not have preemptive rights, which means they do not have the right to purchase shares in any future issuance of Common Stock in order to maintain their proportionate ownership of Common Stock.

Anti-Takeover Effects

The increased proportion of unissued authorized shares, compared to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Share Increase Amendment is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders.

Timing of Proposed Amendment

If this proposal is approved by the stockholders, the Board will have the authority to file the Share Increase Amendment with the office of the Secretary of State of Delaware to implement the increase in the authorized number of shares of Common Stock and corresponding change to the number of authorized shares of capital stock. The actual timing for implementation of the Share Increase Amendment would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of this proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend the Charter to effect the Share Increase Amendment. If the Board should decide to file the Share Increase Amendment with the office of the Secretary of State of Delaware, the Share Increase Amendment would become effective on the date it is filed.

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Interests of Certain Persons

When you consider our Board’s recommendation to vote in favor of this proposal, you should be aware that our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. Because it is anticipated that our directors and executive officers will be granted additional equity awards under the Wrap Technologies, Inc. 2017 Equity Compensation Plan, or another plan we adopt in the future, they may be deemed to have an indirect interest in the Share Increase Amendment.

Additionally, V4, an entity controlled by Scot Cohen, our Chief Executive Officer, Executive Chairman Principal Executive Officer, Principal Accounting Officer and Principal Financial Officer participated in the Private Placement. V4 will be unable to convert its Series B Preferred Stock and exercise its Series B Warrants issued to it in connection with the Private Placement if the Share Increase Proposal is not approved by our stockholders.

Vote Required and Board’s Recommendation

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Share Increase Proposal is required to approve the Share Increase Proposal. “ABSTAIN” votes will have no effect on the Share Increase Proposal. Because the Share Increase Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares at its discretion without your instruction with respect to the Share Increase Proposal. Failure by a bank, broker, trustee or other nominee to exercise this authority, will have no effect on the results of this vote.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE SHARE INCREASE PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE SHARE INCREASE PROPOSAL UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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PROPOSAL NO. 4 - ISSUANCE PROPOSAL

Background and Description of the Issuance Proposal

The Private Placement

On August 18, 2025, the Company entered into the Series B Purchase Agreement with the Purchasers for the issuance and sale in a private placement of an aggregate of (i) 4,500 shares of the Company’s Series B Preferred Stock initially convertible into up to 3,000,000 shares of Common Stock, at an initial conversion price of $1.50 per share (the “Conversion Price”), and (ii) accompanying Series B Warrants to purchase up to 3,000,000 shares of Common Stock, with an initial exercise price of $1.50 per share. The Series B Warrants and the shares of Series B Preferred Stock will be exercisable or convertible, respectively, into shares of Common Stock beginning on the effective date of stockholder approval of (i) under Nasdaq Stock Market Rule 5635(d), the issuance of shares of Common Stock in excess of 19.99% of the Company’s issued and outstanding shares of Common Stock at prices below the “Minimum Price” (as defined in Rule 5635 of the Rules of the Nasdaq Stock Market) on the date of the Series B Purchase Agreement pursuant to the terms of the Series B Preferred Stock and the Series B Warrants, and (ii) an increase in the authorized shares of the Company (the “Stockholder Approval”). The Series B Warrants will expire five years from the effective date of the Stockholder Approval.

Nasdaq Listing Rule 5635 requires that a listed company seek stockholder approval in certain circumstances, including prior to the issuance, in a transaction other than a public offering, of more than 19.99% of the Company’s outstanding Common Stock or voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement in connection with such transaction or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of such binding agreement (the “Minimum Price”). In connection with the Private Placement, we agreed to seek approval by our stockholders for the issuance of the Series B Conversion Shares and Series B Warrant Shares and to use our reasonable best efforts to obtain the Stockholder Approval.

Reasons for the Private Placement

We believe that the Private Placement, which yielded aggregate gross proceeds of approximately $4.5 million, was necessary in light of our cash and funding requirements. In addition, at the time of the Private Placement, our Board considered numerous alternatives to the transactions, none of which proved to be feasible or, in the opinion of our Board, would have resulted in aggregate terms equivalent to, or more favorable than, the terms obtained in the Private Placement.

Securities Purchase Agreement

The Series B Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Purchasers, including for liabilities under the Securities Act and other obligations of the parties and termination provisions. Among other covenants, the Series B Purchase Agreement requires the Company to hold a meeting of its stockholders at the earliest practical date for the purpose of obtaining such Stockholder Approval. If the Company does not obtain the Stockholder Approval at the first meeting, the Company is required to call a meeting every sixty (60) days thereafter to seek such Stockholder Approval until the earlier of the date Stockholder Approval is obtained or the shares of Series B Preferred Stock are no longer outstanding.

The Series B Preferred Stock

The terms of the Series B Preferred Stock are as set forth in the Series B Certificate of Designations, which was filed with the Secretary of State for the State of Delaware on August 20, 2025, prior to the closing of the Private Placement. The form of Series B Certificate of Designations was filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the SEC on August 26, 2025, and is incorporated herein by reference.

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Following the receipt of Stockholder Approval, the Series B Preferred Stock will be convertible into Common Stock at the election of the holder at any time at the initial Conversion Price. Holders of the Series B Preferred Stock shall be entitled to receive dividends when and as declared by the Board, from time to time, in its sole discretion, which dividends will be paid by the Company out of funds legally available therefor, payable, subject to the conditions and other terms of the Series B Certificate of Designations, in cash, in securities of the Corporation or using assets as determined by the Board on the stated value of such Series B Preferred Stock.

Except as otherwise provided in the Series B Certificate of Designations or as otherwise required by law, the Series B Preferred Stock has no voting rights. However, as long as any shares of Series B Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series B Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series B Preferred Stock or alter or amend the Series B Certificate of Designations, (b) amend its Charter or other charter documents in any manner that adversely affects any rights of the holders of the Series B Preferred Stock, (c) increase the number of authorized shares of Series B Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

There is no established public trading market for the Series B Preferred Stock and the Company does not intend to list the Series B Preferred Stock on any national securities exchange or nationally recognized trading system.

The Warrants

The Series B Warrants are exercisable upon receipt of Stockholder Approval. A holder of the Series B Warrants may not exercise any portion of such holder’s Series B Warrants to the extent that the holder, together with its affiliates, would beneficially own more than 4.99% (or, at the election of the holder, 9.99%) of the Company’s outstanding shares of Common Stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to the Company, the holder may increase the beneficial ownership limitation to up to 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise.

There is no established public trading market for the Series B Warrants and the Company does not intend to list the Series B Warrants on any national securities exchange or nationally recognized trading system.

The Registration Rights Agreement

In connection with the Private Placement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”), dated as of August 18, 2025, with the Purchasers, pursuant to which the Company agreed to prepare and file a registration statement (the “Registration Statement”) with the SEC registering the resale of the Series B Conversion Shares and Series B Warrant Shares no later than 60 days following the date of the Registration Rights Agreement, and to use best efforts to have the Registration Statement declared effective as promptly as practical thereafter, and in any event no later than 90 days following the date of the Registration Rights Agreement (or 120 days following the date of the Registration Rights Agreement in the event of a “full review” by the SEC). On October 17, 2025, the Company filed the Registration Statement with the SEC.

Effect of Issuance of the Securities

Following receipt of the Stockholder Approval, the shares of Series B Preferred Stock are initially convertible into up to an aggregate of 3,000,000 shares of our Common Stock (the “Series B Conversion Shares”) at the initial Conversion Price, the Series B Warrants are exercisable into up to an aggregate of 3,000,000 shares of our Common Stock (the “Series B Warrant Shares”) at the initial exercise price of $1.50 per share.

In the event that we issue shares of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable exercise price of the Series B Warrants, the aggregate number of shares of Common Stock issuable upon the exercise of the Series B Warrants would be greater than the number issuable at the initial exercise price.

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The potential issuance of Series B Conversion Shares or Series B Warrant Shares would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership to the extent that the Series B Preferred Stock is converted or the Series B Warrants are exercised, or additional shares, if any, of Common Stock are issued pursuant to the terms of the Series B Preferred Stock. Because of potential adjustments to the number of shares of Common Stock issuable upon exercise of the Series B Warrants issued in connection with the Private Placement, the exact magnitude of the dilutive effect of the Series B Warrants cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

Proposal to Approve Private Placement

Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock), which equals more than 19.99% of our Common Stock or more than 19.99% of the voting power outstanding immediately prior to the issuance at a price less than the Minimum Price. In the case of the Private Placement, such threshold is determined based on the shares of our Common Stock outstanding immediately preceding the signing of the Series B Purchase Agreement, which we signed on August 18, 2025.

Immediately prior to the execution of the Series B Purchase Agreement, we had 50,820,698 shares of Common Stock issued and outstanding. Therefore, the potential issuance of the Series B Conversion Shares and the Series B Warrant Shares would have constituted greater than 19.99% of the shares of Common Stock issued and outstanding prior to giving effect to the Private Placement. We are seeking stockholder approval under Nasdaq Listing Rule 5635(d) for the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) in excess of 10,164,140 shares, which is more than 19.99% of the shares of Common Stock issued and outstanding on the original date of entry into the Series B Purchase Agreement.

We generally have no control over whether the holders of the Series B Preferred Stock convert their shares of Series B Preferred Stock, whether the Series B Warrant holders exercise their Series B Warrants. Additionally, the exercise price of the Series B Warrants is subject to price-based adjustments in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable exercise price of the Series B Warrants (subject to certain exceptions). For these reasons, we are unable to accurately forecast or predict with any certainty the total amount of Series B Warrant Shares that may be issued. Under certain circumstances, however, it is possible, that we will issue more than 19.99% of our outstanding shares of Common Stock to the holders of the Series B Preferred Stock and Series B Warrants under the terms of the Private Placement. Therefore, we are seeking stockholder approval under this proposal to issue more than 19.99% of our outstanding shares of Common Stock, if necessary, to the Series B Preferred Stock and Series B Warrant holders under the terms of the Private Placement.

Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our Common Stock outstanding, and, as a result, our current stockholders will own a smaller percentage of our outstanding shares of Common Stock.

Future issuances of securities in connection with the Private Placement, if any, may cause a significant reduction in the percentage interests of our current stockholders in voting power, any liquidation value, our book and market value, and any future earnings. Further, the issuance or resale of Common Stock issued to the Series B Preferred Stock and Series B Warrant holders could cause the market price of our Common Stock to decline. In addition to the foregoing, the increase in the number of issued shares of Common Stock in connection with the Private Placement may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Under the Nasdaq Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of us without seeking and obtaining separate stockholder approval.

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Consequences of Not Approving this Proposal

After extensive efforts to raise capital on more favorable terms, we believed that the Private Placement was the only viable financing alternatives available to us at the time. Unless we obtain stockholder approval for this Issuance Proposal, we will be required to incur additional costs in order to hold additional stockholder meetings every 60 days to seek such approval as is required under the Series B Purchase Agreement. Further, until such time as we obtain the Stockholder Approval, we will not be able to issue any shares of Common Stock to the Series B Preferred Stock and Series B Warrant holders in connection with the Private Placement.

Interests of Certain Persons

When you consider our Board’s recommendation to vote in favor of this proposal, you should be aware that our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, V4, an entity controlled by Scot Cohen, our Chief Executive Officer, Principal Executive Officer, Executive Chairman, Principal Accounting Officer and Principal Financial Officer, participated in the Private Placement. V4 will be unable to convert its Series B Preferred Stock and exercise its Series B Warrants issued to it in connection with the Private Placement if the Issuance Proposal is not approved by our stockholders.

Further Information

The terms of the Series B Purchase Agreement, the Registration Rights Agreement, the Series B Certificate of Designations and the Series B Warrants are only briefly summarized above. For further information, please refer to the forms of the Series B Purchase Agreement, the Registration Rights Agreement, the Series B Certificate of Designations and the Series B Warrants, forms of which were filed with the SEC as exhibits to our Current Report on Form 8-K filed on August 18, 2025, and are incorporated herein by reference. The discussion herein is qualified in its entirety by reference to the filed documents.

Vote Required

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Issuance Proposal is required to approve the Issuance Proposal. “ABSTAIN” votes will have no effect on the Issuance Proposal. Failure to instruct your broker how to vote with respect to Issuance Proposal will result in a broker non-vote and broker non-votes will have no effect on the results of the Issuance Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ISSUANCE PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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PROPOSAL NO. 5 – THE INCENTIVE PLAN AMENDMENT PROPOSAL

The Board is seeking the approval of our stockholders of a Sixth Amendment to the Wrap Technologies, Inc. 2017 Equity Compensation Plan, which was adopted by the Board on October 20, 2025, subject to stockholder approval (the “Incentive Plan Amendment”). The 2017 Plan was originally approved by the Board and by our stockholders on March 28, 2017. Under the 2017 Plan as originally adopted, we initially reserved 2,000,000 shares of our Common Stock for issuance as awards under the 2017 Plan. The 2017 Plan was amended by the First Amendment to the 2017 Plan (the “First Amendment”) to increase the total number of shares of our Common Stock for issuance under the 2017 Plan to 4,100,000 shares, which was adopted by the Board on March 16, 2019, and by our stockholders on May 23, 2019. The 2017 Plan was also amended by the Second Amendment to the 2017 Plan (the “Second Amendment”) to increase the total number of shares of our Common Stock for issuance under the 2017 Plan to 6,000,000 shares which was adopted by the Board on April 8, 2020, and by our stockholders on June 5, 2020. The 2017 Plan was also amended by the Third Amendment to the 2017 Plan (the “Third Amendment”) to increase the total number of shares of our Common Stock for issuance under the 2017 Plan to 7,500,000 shares which was adopted by the Board on April 23, 2021, and by our stockholders on June 22, 2021. The 2017 Plan was also amended by the Fourth Amendment to the 2017 Plan (the “Fourth Amendment”) to increase the total number of shares of our Common Stock for issuance under the 2017 Plan to 9,000,000 shares which was adopted by the Board on April 22, 2022, and by our stockholders on June 23, 2022. The 2017 Plan was also amended by the Fifth Amendment to the 2017 Plan (the “Fifth Amendment”) to increase the total number of shares of our Common Stock for issuance under the 2017 Plan to 16,500,000 shares which was adopted by the Board on November 12, 2024, and by our stockholders on December 23, 2024.

As of the Record Date, there were 4,332,505 shares remaining available for future issuance as awards under the 2017 Plan. The Incentive Plan Amendment would further increase the number of shares of Common Stock available for issuance pursuant to awards under the 2017 Plan by an additional 4,000,000 shares, to a total of 20,500,000 shares of our Common Stock.

Background and Purpose of the Proposal

We believe that operation of the 2017 Plan is a necessary and powerful tool in enabling us to attract and retain the best available personnel for positions of substantial responsibility; to provide additional incentive to key employees, key consultants, and non-employee directors; and to promote the success of our business. The 2017 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of such employees, consultants, and directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. We have strived to use our 2017 Plan resources effectively and to maintain an appropriate balance between stockholder interests and the ability to recruit and retain valuable employees. However, we believe there is an insufficient number of shares remaining under our 2017 Plan to meet our current and projected needs. Accordingly, it is the judgment of the Board that the Incentive Plan Amendment is in the best interest of the Company and its stockholders. We believe that the Incentive Plan Amendment, which increases the number of shares of Common Stock available for issuance pursuant to awards under the 2017 Plan, reflects best practices in our industry and is appropriate to permit the grant of equity awards at expected levels for the future.

A copy of the Incentive Plan Amendment, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, and the 2017 Plan are included as Annex B, Annex C, Annex D, Annex E, Annex F, and Annex G, respectively, to this Proxy Statement. Described below is a summary of certain key provisions of the 2017 Plan, which is qualified in its entirety by reference to the full text of the 2017 Plan, as amended.

Summary of the Proposed Incentive Plan Amendment

The Board adopted the Incentive Plan Amendment on October 20, 2025, subject to stockholder approval, to increase the number of shares of our Common Stock available for issuance pursuant to awards under the 2017 Plan by an additional 4,000,000 shares, to a total of 20,500,000 shares of our Common Stock.

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Description of the 2017 Plan

Purpose. The purpose of the 2017 Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, key consultants, and non-employee directors of the Company or any of our affiliates. The 2017 Plan provides for the granting of incentive stock options, nonqualified stock options, shares of Common Stock, restricted stock, and restricted stock units. The 2017 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of our key employees, key consultants, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

Effective Date and Expiration. The 2017 Plan was approved by the Board on March 28, 2017 (the “Effective Date”), subject to the 2017 Plan’s approval by our stockholders, the First Amendment was approved by the Board on March 16, 2019, the Second Amendment was approved by the Board on April 8, 2020, the Third Amendment was approved by the Board on April 23, 2021, the Fourth Amendment was approved by the Board on April 22, 2022 and the Fifth Amendment was approved by the Board on November 12, 2024. The 2017 Plan will terminate on the tenth anniversary of the Effective Date, unless sooner terminated by the Board. No award may be made under the 2017 Plan after its termination date, but awards made prior to the termination date may extend beyond that date in accordance with their terms.

Share Authorization. Subject to certain adjustments, the number of shares of our Common Stock that are reserved for issuance pursuant to awards under the 2017 Plan is currently 16,500,000 shares, 100% of which may be delivered as incentive stock options. If the Incentive Plan Amendment is approved, the total number of shares that may be issued pursuant to awards will be increased by 4,000,000 shares for a total of 20,500,000 shares, 100% of which may be delivered as incentive stock options.

Shares to be issued may be made available from authorized but unissued shares of our Common Stock, shares held by us in our treasury, or shares purchased by us on the open market or otherwise. During the term of the 2017 Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the 2017 Plan. If an award under the 2017 Plan is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired, or cancelled award may again be awarded under the 2017 Plan. In the event that previously acquired shares are delivered to us in full or partial payment of the option price upon the exercise of a stock option or other award granted under the 2017 Plan, the number of shares available for future awards under the 2017 Plan shall be reduced only by the net number of shares issued upon the exercise of the stock option or settlement of an award. Awards that may be satisfied either by the issuance of Common Stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the 2017 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the 2017 Plan if the settlement of the award will not require the issuance of shares, as, for example, a stock appreciation right that can be satisfied only by the payment of cash. Only shares forfeited back to us; shares cancelled on account of termination, expiration, or lapse of an award; shares surrendered in payment of the option price of an option; or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of a stock option shall again be available for grant as incentive stock options under the 2017 Plan, but shall not increase the maximum number of shares described above as the maximum number of shares that may be delivered pursuant to incentive stock options.

Administration. The 2017 Plan shall be administered by the Board or such committee of the board as it designated by it to administer the 2017 Plan (the “Committee”). At any time there is no Committee to administer the 2017 Plan, any reference to the Committee is a reference to the Board. The Committee, or a committee delegated by the Compensation Committee, will have the exclusive authority to administer the 2017 Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, provided that the Committee will not have the authority to accelerate vesting or waive the forfeiture of any performance-based awards.

Eligibility. Employees (including any employee who is also a director or an officer), consultants, and non-employee directors of the Company or any of our affiliates, as determined by the Committee to be eligible to participate in the 2017 Plan. As of the Record Date, we had 25 employees, 10 consultants and 4 non-employee directors who would be eligible for awards under the 2017 Plan.

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Stock Options. The Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options, provided that only employees of the Company and our affiliates are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of Common Stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any affiliate), the option price shall be at least 110% of the fair market value of a share of Common Stock on the date of grant. The Committee will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants or registered in their names. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant stock options with a term exceeding 10 years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any affiliate), a term exceeding five years.

The option price may be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the stock option is exercised or (ii) at the discretion of the Board at the time of the grant of the stock option (or subsequently in the case of a Non-statutory stock option) (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the recipient or (3) in any other form of legal consideration that may be acceptable to the Board (which includes a cashless exercise election).

Restricted Stock and Restricted Stock Units. The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of our Common Stock that may not be sold, assigned, transferred, pledged, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of the restricted period as specified by the Committee. Restricted stock units are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include a substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made; the number of shares or units to be granted; the price to be paid, if any; the time or times within which the shares covered by such grants will be subject to forfeiture; the time or times at which the restrictions will terminate; and all other terms and conditions of the grants. Except as otherwise provided in the 2017 Plan or the applicable award agreement, a participant shall have, with respect to shares of restricted stock, all of the rights of a stockholder of the Company holding the class of Common Stock that is the subject of the restricted stock, including, if applicable, the right to vote the Common Stock and the right to receive any dividends thereon.

Other Awards. The Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of our Common Stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the 2017 Plan. The terms and conditions of such other form of award shall be specified in the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant.

Vesting, Forfeiture and Recoupment, Assignment. The Committee, in its sole discretion, may determine that an award will be immediately vested, in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2017 Plan. If the Committee imposes conditions upon vesting, then, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of such awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period. In addition, we may recoup all or any portion of any shares or cash paid to a participant in connection with any award in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, as such policy may be approved or modified by the Board from time to time.

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Awards granted under the 2017 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of nonqualified stock options to (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (a) such Immediate Family Members and/or (b) entities which are controlled by the participant and/or his or her Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such nonqualified stock options or SARs are granted must be approved by the Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Changes in Capital Structure. In the event of a dissolution or liquidation of the Company, then all outstanding awards shall terminate immediately prior to such event. In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (individually, a “Corporate Transaction”), then any surviving corporation or acquiring corporation shall assume any awards outstanding under the 2017 Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the Corporate Transaction) for those outstanding under the 2017 Plan. In the event any surviving corporation or acquiring corporation refuses to assume such awards or to substitute similar awards for those outstanding under the 2017 Plan, then with respect to awards held by participants whose continuous service has not terminated, the vesting of such awards (and, if applicable, the time during which such awards may be exercised) shall be accelerated in full, and the awards shall terminate if not exercised (if applicable) at or prior to the Corporate Transaction. With respect to any other awards outstanding under the 2017 Plan, such awards shall terminate if not exercised (if applicable) prior to the Corporate Transaction. Notwithstanding the foregoing provisions of this paragraph, participants shall be allowed not less than six months to exercise awards so vested.

In addition, in such a case or in the event of any unusual or nonrecurring transactions or events affecting the Company or of changes in applicable laws, the Committee may, subject to the terms of the 2017 Plan, take any of the following actions if it determines that such action is appropriate in order to prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the 2017 Plan or with respect to any award: (i) provide for either the termination, purchase or replacement of the awards; (ii) provide that the awards shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) make adjustments in the number and type of shares of stock (or other securities or property) subject to outstanding awards and/or in the terms and conditions of (including the exercise price), and the criteria included in, outstanding awards which may be granted in the future; (iv) provide for the acceleration of vesting or exercisability of the awards; and (v) provide that the awards cannot vest or be exercised after the event that triggers the action.

Amendment or Discontinuance of the 2017 Plan. The Board may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the 2017 Plan in whole or in part; provided, however, that stockholder approval must be obtained for any amendment to the extent necessary or desirable to comply with any applicable law, regulation or stock exchange rule, to increase the number of shares available under the 2017 Plan, to extend the exercise period for an option beyond ten years from the date of grant or to allow a material increase in the benefits or change the eligibility requirements under the 2017 Plan.

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Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences relating to the transactions described under the 2017 Plan as set forth below. This summary does not purport to address all aspects of U.S. federal income taxation and does not describe any potential state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the Treasury Regulations issued thereunder, and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the then current underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options (as described in more detail below). In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the option price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired upon exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to the later of: (i) two years after the date the ISO was granted or (ii) one year after the shares were transferred to the participant (referred to as, the “Holding Period”). If a participant disposes of shares acquired upon exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired upon exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s option price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the disqualifying disposition occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such disqualifying disposition. In addition, the amount received in such disqualifying disposition over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired upon exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the disqualifying disposition over the basis of the shares.

Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of Common Stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired upon exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

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Special Rule if Option Price is Paid for in Shares. If a participant pays the option price of a nonqualified stock option with previously-owned shares of our Common Stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the option price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the option price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the restricted shares to recognize ordinary income on the date of transfer of the restricted shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, paid for such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending upon how long the participant has held the shares. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Other Awards. In the case of an award of restricted stock units or other stock awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code.

Federal Tax Withholding. Any ordinary income realized by a participant upon the granting, vesting, exercise or conversion of an award under the 2017 Plan, as applicable, is subject to withholding of U.S. federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy our federal income tax withholding requirements, we will have the right to require, as a condition to delivery of any certificate for shares of Common Stock or the registration of the shares in the participant’s name, that the participant remit to us an amount sufficient to satisfy those withholding requirements. Alternatively, we may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares (that the participant has not acquired from us within six months prior to the date of exercise) with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by the Company to employees no later than January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to Us. To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code. While deductibility of executive compensation for federal income tax purposes is among the factors the Committee considers when structuring executive compensation arrangements, it is not the sole or primary factor considered. The Company retains the flexibility to authorize compensation that may not be deductible if we believe it is in the best interests of the Company.

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Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during that taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (z) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017, so long as the contract is not materially modified after that date.

If an individual’s rights under the 2017 Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, then the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income and employment taxes) payable by the individual on the value of such accelerated rights, and (ii) the loss by us of a corresponding compensation deduction on such amounts.

Interest of Certain Persons

All members of the Board and all of our executive officers are eligible for awards under the 2017 Plan and, thus, have a personal interest in the approval of the 2017 Plan.

Plan Amendment Benefits

With respect to the increased number of shares reserved under the 2017 Plan pursuant to the Incentive Plan Amendment, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2017 Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Committee.

The market value of our Common Stock on the Record Date was $2.53 per share, based on the closing price of our Common Stock on the Record Date.

Vote Required and Board’s Recommendation

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Incentive Plan Amendment Proposal is required to approve the Incentive Plan Amendment Proposal. “ABSTAIN” votes will have no effect on the Incentive Plan Amendment Proposal. Failure to instruct your broker how to vote with respect to Incentive Plan Amendment Proposal will result in a broker non-vote and broker non-votes will have no effect on the results of the Incentive Plan Amendment Proposal.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE INCENTIVE PLAN AMENDMENT PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE INCENTIVE PLAN AMENDMENT PROPOSAL UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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PROPOSAL NO. 6 – THE REVERSE STOCK SPLIT PROPOSAL

Background and Proposed Amendment

The Company’s Amended and Restated Certificate of Incorporation (as amended, the “Charter”) currently authorizes the Company to issue a total of 155,000,000 shares of capital stock, consisting of 150,000,000 shares of Common Stock and 5,000,000 shares of preferred stock.

On October 20, 2025, subject to stockholder approval, the Board approved an amendment to our Charter to, at the discretion of the Board, effect a reverse stock split of the Common Stock at a ratio of 1-for-2 to 1-for-10, including shares held by the Company as treasury shares, with the exact ratio within such range to be determined by the Board at its discretion (the “Reverse Stock Split”). The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to maintain the minimum per share bid price requirements for continued listing on The Nasdaq Capital Market, if needed. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 10 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet or maintain the minimum stock price standards of the Nasdaq Capital Market without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “- Determination of the Reverse Stock Split Ratio” and “- Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed amendment to the Company’s Charter to effect the Reverse Stock Split is included as Annex H to this Proxy Statement (the “Reverse Stock Split Charter Amendment”). If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Charter Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable. The Board has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Annual Meeting.

Reasons for the Reverse Stock Split

We are submitting this proposal to our stockholders for approval in order to increase the trading price of our Common Stock to meet or maintain the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. We believe increasing the trading price of our Common Stock may also assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

If our Common Stock is delisted from Nasdaq, the Board believes that the trading market for our Common Stock could become significantly less liquid, which could reduce the trading price of our Common Stock and increase the transaction costs of trading in shares of our Common Stock.

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We believe that the Reverse Stock Split is our best option to meet the criteria to satisfy and maintain the minimum per share bid price requirement for continued listing on The Nasdaq Capital Market. A decrease in the number of outstanding shares of our Common Stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our Common Stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of The Nasdaq Capital Market following the Reverse Stock Split.

In addition, as noted above, we believe that the Reverse Stock Split and the resulting increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide the Board flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them from following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock Over the Long-Term.

As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to comply or otherwise maintain our compliance with the Nasdaq’s minimum bid price rule. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock.

The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

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The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.

If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 10 shares of Common Stock. A purchase or sale of less than 10 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 10 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Effects of the Reverse Stock Split on Outstanding Warrants and Preferred Stock

In addition to adjusting the number of shares of our Common Stock, we would adjust all shares underlying any of our outstanding shares of preferred stock and warrants as a result of the Reverse Stock Split, as required by the terms of these securities. In particular, we would reduce the conversion ratio for each instrument, and would increase the applicable exercise price or conversion price in accordance with the terms of each instrument and based on the Reverse Stock Split Ratio.

We are currently authorized to issue a maximum of 10,000 shares of our Series A Preferred Stock. As of the Record Date, there were 8,207 shares of our Series A Preferred Stock issued and outstanding. The number of our authorized shares of Series A Preferred Stock will not change as a result of the Reverse Stock Split. Similarly, if the Reverse Stock Split is effected, the stated value of our outstanding shares of Series A Preferred Stock will not be affected

The Series A Certificate of Designations and the Series A Warrants issued pursuant to the Series A Purchase Agreement, contain provisions that require the reduction of the conversion price and exercise price of the Series A Preferred Stock and the Series A Warrants, respectively, as then in effect, on the sixteenth (16th) trading day immediately following a reverse stock split if the “Event Market Price” is less than the conversion price or exercise price then in effect. The term “Event Market Price” is used in the Series A Certificate of Designations and the Series A Warrants to refer to, with respect to a reverse stock split, the quotient determined by dividing (x) the sum of the VWAP (as defined in the Series A Certificate of Designations and the Series A Warrants) of the Common Stock for each of the five (5) trading days with the lowest VWAP of the Common Stock during the fifteen (15) consecutive trading day period ending and including the trading day immediately preceding the sixteenth (16th) trading day after such reverse stock split, divided by (y) five (5). The number of shares of Common Stock issuable upon exercise of the Series A Warrants will be increased in proportion to any such reduction, such that the aggregate exercise price of the Series A Warrants will remain the same following the reduction.

The conversion price will remain subject to future adjustment upon the occurrence of certain events as provided in the Series A Certificate of Designations for our Series A Preferred Stock. Other rights provided in the Series A Certificate of Designations Series A Preferred Stock, such as any protective provisions, will also remain the same.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split Charter Amendment to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the Nasdaq’s minimum bid price rule. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board, which will not be more than 1-for-10.

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The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	our ability to maintain the listing of our Common Stock on The Nasdaq Capital Market;

●	the per share price of our Common Stock immediately prior to the Reverse Stock Split;

●	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

●	prevailing market conditions;

●	general economic conditions in our industry; and

●	our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently does not have any immediate plans to effect the Reverse Stock Split. Further, if the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from Nasdaq for other reasons.

If our stockholders approve the Reverse Stock Split proposal at the Annual Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Charter Amendment will be abandoned.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

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Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares.

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock, including shares held by the Company as treasury shares, by a Reverse Stock Split ratio of 1-for-2 to 1-for-10. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain $0.0001.

As of the Record Date, the Company had 51,507,022 shares of Common Stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-2 or 1-for-10, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately 25,753,511 shares and 5,150,702 shares, respectively.

We are currently authorized to issue a maximum of 150,000,000 shares of our Common Stock. As of the Record Date, there were 51,507,022 shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants, which could be exercised after the Reverse Stock Split Charter Amendment is effected.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans.

If the Reverse Stock Split is effected, the terms of equity awards granted under 2017 Plan, including (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under the 2017 Plan; (iv) the option price of each outstanding stock option; (v) the amount, if any, paid for forfeited shares in accordance with the terms of the 2017 Plan; and (vi) the number of or exercise price of shares then subject to outstanding stock appreciation rights previously granted and unexercised under the 2017 Plan, will be proportionally adjusted to the end that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; subject to adjustments for any fractional shares as described herein and provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. In addition, the total number of shares of Common Stock that may be the subject of future grants under the 2017 Plan, as well as any plan limits on the size of such grants will be adjusted and proportionately decreased as a result of the Reverse Stock Split.

Effects of the Reverse Stock Split on Voting Rights.

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split.

Effects of the Reverse Stock Split on Regulatory Matters.

The Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the Company’s obligation to publicly file financial and other information with the SEC.

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Effects of the Reverse Stock Split on Authorized Share Capital.

The total number of shares of capital stock that we are authorized to issue will not be affected alone by the Reverse Stock Split and will remain at 155,000,000 shares, consisting of 150,000,000 shares of Common Stock and 5,000,000 shares of preferred stock. However, if the Share Increase Proposal is approved, the total number of shares of capital stock that we are authorized to issue will increase to 205,000,000 shares, consisting of 200,000,000 shares of Common Stock and 5,000,000 shares of preferred stock.

Treatment of Fractional Shares in the Reverse Stock Split

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of Common Stock will be:

●	rounded up to the nearest whole share of Common Stock, if such shares of Common Stock are held directly; or

●	rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under the 2017 Plan, in order to comply with the requirements of Sections 409A and 424 of the Code.

Effective Time of the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the Reverse Stock Split Charter Amendment is accepted and recorded by the office of the Secretary of State of the State of Delaware. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split.

Exchange of Share Certificates

If the Reverse Stock Split is effected, each certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split Common Stock at the effective time of the Reverse Stock Split. As soon as practicable after the effective time of the Reverse Stock Split, our transfer agent, Colonial Stock Transfer Co., Inc. will mail a letter of transmittal to the Company’s stockholders containing instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock to our transfer agent in exchange for certificate(s) representing post-Reverse Stock Split shares of Common Stock. No certificate(s) representing post-Reverse Stock Split shares of Common Stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-Reverse Stock Split shares of Common Stock, together with a properly completed and executed letter of transmittal, to our transfer agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock for certificate(s) representing post-Reverse Stock Split shares of Common Stock registered in the same name.

Stockholders who hold uncertificated shares of Common Stock electronically in “book-entry” form will have their holdings electronically adjusted by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. If any certificate(s) or book-entry statement(s) representing pre-Reverse Stock Split shares of Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-Reverse Stock Split shares of Common Stock will contain the same restrictive legend or notation.

Any stockholder whose share certificate(s) representing pre-Reverse Stock Split shares of Common Stock has been lost, stolen or destroyed will only be issued post-Reverse Stock Split Common Stock after complying with the requirements that the Company and our transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK

CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK UNTIL THEY ARE REQUESTED TO DO SO.

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Anti-Takeover Effects

In addition, we have not proposed the Reverse Stock Split, with its corresponding increase in the authorized and unissued number of shares of Common Stock, with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company.

We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.0001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. The Common Stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”) and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of Common Stock were, and the post-Reverse Stock Split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.

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As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

●	a citizen or resident of the United States;

●	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split Common Stock for post-Reverse Stock Split Common Stock. The aggregate tax basis of the post-Reverse Stock Split Common Stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split Common Stock should include the period during which the stockholder held the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split.

As noted above, we will not issue fractional shares of Common Stock in connection with the Reverse Stock Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

Required Vote

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Reverse Stock Split Proposal is required to approve the Reverse Stock Split Proposal. “ABSTAIN” votes will have no effect on the Reverse Stock Split Proposal. Because the Reverse Stock Split Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares at its discretion without your instruction with respect to the Reverse Stock Split Proposal. Failure by a bank, broker, trustee or other nominee to exercise this authority, will have no effect on the results of this vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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PROPOSAL NO. 7 - THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The Board believes that if the number of shares of the Company’s voting securities outstanding and entitled to vote at the Annual Meeting and voting in favor of any one or more of the proposals presented at the Annual Meeting is insufficient to approve such proposals, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve such proposals.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of any one or more of the proposals presented at the Annual Meeting.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that we will not obtain approval for one or more of the proposals presented at the Annual Meeting, we could adjourn or postpone the Annual Meeting without a vote on such proposals and use the additional time to solicit the holders of those shares to change their vote in favor of such proposals.

Required Vote

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the Adjournment Proposal is required to approve the Adjournment Proposal. “ABSTAIN” votes will have no effect on the Adjournment Proposal. Because the Adjournment Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares at its discretion without your instruction with respect to the Adjournment Proposal. Failure by a bank, broker, trustee or other nominee to exercise this authority, will have no effect on the results of this vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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OTHER MATTERS

The Board knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER COMMUNICATIONS TO THE BOARD

The Company has a process for stockholders who wish to communicate with the Board, including any Board committee, individual director or the Chairman. Stockholders who wish to communicate with the Board, any Board Committee or any individual director may do so by writing to Wrap Technologies, Inc., 3480 Main Hwy, Miami, Florida 33133, Attn: Corporate Secretary. In general, any stockholder communication delivered to our Corporate Secretary for forwarding to the Board, the Chairman or a specified group of Board members will be forwarded in accordance with the stockholder’s instructions. However, our President and Chief Commercial Officer reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2026 annual meeting of stockholders (“2026 Annual Meeting”), pursuant to Rule 14a-8 of the Exchange Act, we must receive stockholder proposals (other than for director nominations) not less than 120 calendar days before the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting. To be considered for presentation at the 2026 Annual Meeting, outside of the requirements of Rule 14a-8 of the Exchange Act, although not included in the proxy statement, proposals must be received not less than ninety (90) nor more than one hundred twenty (120) days prior to the one year anniversary of this year’s meeting date (i.e. between August 14, 2026 and September 13, 2026), provided, however, that in the event that the 2026 Annual Meeting is called for a date that is not within thirty (30) days before or after the date that is one year from this year’s Annual Meeting date (i.e. between November 12, 2026 and January 11, 2027), notice by the stockholder in order to be timely must be so received not earlier than the close of business on the 120th day prior to such meeting and not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Proposals that are not received in a timely manner will not be presented or voted on at the 2026 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should directed to the Corporate Secretary of the Company at the executive offices of the Company.

In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 13, 2026 (i.e., the date that is 60 days prior to the anniversary date of this Annual Meeting).

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ANNEX A

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
WRAP TECHNOLOGIES, INC.

Wrap Technologies, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.	The Amended and Restated Certificate of Incorporation of this Corporation (the “Certificate of Incorporation”) was filed with the Secretary of State of Delaware on March 31, 2017.

2.

Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

3.	Effective as of 4:05 p.m., New York time, on [●], the Certificate of Incorporation is hereby amended by amending paragraph 2 of Article FOUR as follows:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is 205,000,000, consisting of 200,000,000 shares of Common Stock, $0.0001 par value per share (the “Common Stock”), and 5,000,000 shares of Preferred Stock, $0.0001 par value per share (the “Preferred Stock”).”

4.

Pursuant to the resolution of the Board of Directors, a meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

5.	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Signature page follows.]

IN WITNESS WHEREOF, Wrap Technologies, Inc. has caused this Amendment to be duly executed by the undersigned duly authorized officer as of this [●] day of [●], [●].

WRAP TECHNOLOGIES, INC.

By:
Name:
Title:

Annex B

SIXTH AMENDMENT TO
WRAP TECHNOLOGIES, INC. 2017 EQUITY COMPENSATION PLAN

This SIXTH AMENDMENT TO WRAP TECHNOLOGIES, INC. 2017 EQUITY COMPENSATION PLAN (this “Amendment”), effective as of [●], is made and entered into by Wrap Technologies, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Wrap Technologies, Inc. 2017 Equity Compensation Plan (the “Plan”).

RECITALS

WHEREAS, the Company sponsors and maintains the Plan in order to attract and retain the services of key employees, contractors, and outside directors of the Company and its subsidiaries;

WHEREAS, Section 13 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time and from time to time, provided that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with Section 422 of the Code, Rule 16b-3 or any NASDAQ or securities exchange listing requirements;

WHEREAS, the Board desires to amend the Plan to increase the maximum number of shares of Common Stock that may be issued under the Plan, as set forth in Section 4(a) of the Plan, by an additional 4,000,000 shares of Common Stock; and

WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for their approval in accordance with Section 13 of the Plan.

NOW, THEREFORE, in accordance with Section 13 of the Plan, and subject to the approval of the Company’s stockholders, the Company hereby amends the Plan, effective as of the date hereof, as follows:

1. Section 4(a) of the Plan is hereby amended and restated by deleting said section in its entirety and substituting in lieu thereof the following:

(a) Share Reserve. Subject to the provisions of Section 12 relating to adjustments upon changes in Common Stock, the total number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate of 20,500,000 shares (the “Reserved Shares”)

2. This Amendment shall be effective on the date first set forth above.

3. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[Signature page follows.]

IN WITNESS WHEREOF, the Company has executed this Amendment No. 6 to the Wrap Technologies, Inc. 2017 Equity Compensation Plan as of [●].

WRAP TECHNOLOGIES, INC.

By:
Name:
Title:

Annex C

AMENDMENT NO. 1 TO

THE WRAP TECHNOLOGIES, INC.

2017 EQUITY COMPENSATION PLAN

WHEREAS, the Board of Directors and stockholders of Wrap Technologies, Inc. (the “Company”) have adopted the Wrap Technologies, Inc. Amended 2017 Equity Compensation Plan (the “Plan”);

WHEREAS, pursuant to Section 4(a) of the Plan, a total of 2,000,000 shares of the common stock, par value $0.0001 per share, of the Company (the “Common Stock”) have been reserved for issuance under the Plan;

WHEREAS, the Company desires to increase the number of shares issuable under the Plan to 4,100,000 shares; and

WHEREAS, Sections 12(a) and 13(a) of the Plan permits the Company’s Board of Directors to amend the Plan from time to time to increase the number of shares of Common Stock authorized for issuance under the Plan.

NOW, THEREFORE, the following amendments and modifications are hereby made a part of the Plan:

1.	Section 4(a) of the Plan shall be, and hereby is, amended to increase the aggregate number of shares of Common Stock issuable thereunder to 4,100,000, and such section is thereby to read as follows:

“4.	Shares Subject To The Plan.

(a)	Share Reserve. Subject to the provisions of Section 12 relating to adjustments upon changes in Common Stock, the total number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate of 4,100,000 shares (the “Reserved Shares”).”

2.	In all other respects, the Plan, as amended, is hereby ratified and confirmed and shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has executed this Amendment No. 1 to the Wrap Technologies, Inc. Equity Compensation Plan as of June 24, 2019.

WRAP TECHNOLOGIES, INC.

By:	/s/ David Norris
Name:	David Norris
Title:	Chief Executive Officer

Annex D

AMENDMENT NO. 2 TO

THE WRAP TECHNOLOGIES, INC.

2017 EQUITY COMPENSATION PLAN

WHEREAS, the Board of Directors and stockholders of Wrap Technologies, Inc. (the “Company”) have adopted the Wrap Technologies, Inc. Amended 2017 Equity Compensation Plan (the “Plan”);

WHEREAS, pursuant to Section 4(a) of the Plan, a total of 4,100,000 shares of the common stock, par value $0.0001 per share, of the Company (the “Common Stock”) have been reserved for issuance under the Plan;

WHEREAS, the Company desires to increase the number of shares issuable under the Plan to 6,000,000 shares; and

WHEREAS, Sections 12(a) and 13(a) of the Plan permits the Company’s Board of Directors to amend the Plan from time to time to increase the number of shares of Common Stock authorized for issuance under the Plan.

NOW, THEREFORE, the following amendments and modifications are hereby made a part of the Plan:

1.	Section 4(a) of the Plan shall be, and hereby is, amended to increase the aggregate number of shares of Common Stock issuable thereunder to 6,000,000, and such section is thereby to read as follows:

“4.	Shares Subject To The Plan.

(a)	Share Reserve. Subject to the provisions of Section 12 relating to adjustments upon changes in Common Stock, the total number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate of 6,000,000 shares (the “Reserved Shares”).”

2.	In all other respects, the Plan, as amended, is hereby ratified and confirmed and shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has executed this Amendment No. 2 to the Wrap Technologies, Inc. Equity Compensation Plan as of June , 2020.

WRAP TECHNOLOGIES, INC.

By:	/s/ David Norris
Name:	David Norris
Title:	Chief Executive Officer

Annex E

AMENDMENT NO. 3 TO

THE WRAP TECHNOLOGIES, INC.

2017 EQUITY COMPENSATION PLAN

WHEREAS, the Board of Directors and stockholders of Wrap Technologies, Inc. (the “Company”) have adopted the Amended Wrap Technologies, Inc. Amended 2017 Equity Compensation Plan (the “Plan”);

WHEREAS, pursuant to Section 4(a) of the Plan, a total of 6,000,000 shares of the common stock, par value $0.0001 per share, of the Company (the “Common Stock”) have been reserved for issuance under the Plan;

WHEREAS, the Company desires to increase the number of shares issuable under the Plan to 7,500,000 shares; and

WHEREAS, Sections 12(a) and 13(a) of the Plan permits the Company’s Board of Directors to amend the Plan from time to time to increase the number of shares of Common Stock authorized for issuance under the Plan.

NOW, THEREFORE, the following amendments and modifications are hereby made a part of the Plan:

1.	Section 4(a) of the Plan shall be, and hereby is, amended to increase the aggregate number of shares of Common Stock issuable thereunder to 7,500,000, and such section is thereby to read as follows:

“4.	Shares Subject To The Plan.

(a)	Share Reserve. Subject to the provisions of Section 12 relating to adjustments upon changes in Common Stock, the total number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate of 7,500,000 shares (the “Reserved Shares”).”

2.	In all other respects, the Plan, as amended, is hereby ratified and confirmed and shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has executed this Amendment No. 3 to the Wrap Technologies, Inc. Equity Compensation Plan as of June 22, 2021.

WRAP TECHNOLOGIES, INC.

By:	/s/ James Barnes
Name:	James Barnes
Title:	Chief Financial Officer

Annex F

AMENDMENT NO. 4 TO
THE WRAP TECHNOLOGIES, INC.
2017 EQUITY COMPENSATION PLAN

WHEREAS, the Board of Directors and stockholders of Wrap Technologies, Inc. (the “Company”) have adopted the Amended Wrap Technologies, Inc. Amended 2017 Equity Compensation Plan (the “Plan”);

WHEREAS, pursuant to Section 4(a) of the Plan, a total of 7,500,000 shares of the common stock, par value $0.0001 per share, of the Company (the “Common Stock”) have been reserved for issuance under the Plan;

WHEREAS, the Company desires to increase the number of shares issuable under the Plan to 9,000,000 shares; and

WHEREAS, Sections 12(a) and 13(a) of the Plan permits the Company’s Board of Directors to amend the Plan from time to time to increase the number of shares of Common Stock authorized for issuance under the Plan.

NOW, THEREFORE, the following amendments and modifications are hereby made a part of the Plan:

1. Section 4(a) of the Plan shall be, and hereby is, amended to increase the aggregate number of shares of Common Stock issuable thereunder to 9,000,000, and such section is thereby to read as follows:

“4. Shares Subject To The Plan.

(a) Share Reserve. Subject to the provisions of Section 12 relating to adjustments upon changes in Common Stock, the total number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate of 9,000,000 shares (the “Reserved Shares”).”

2. In all other respects, the Plan, as amended, is hereby ratified and confirmed and shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has executed this Amendment No. 4 to the Wrap Technologies, Inc. Equity Compensation Plan as of June 23, 2022.

WRAP TECHNOLOGIES, INC.

By:	/s/ James Barnes
Name:	James Barnes
Title:	Chief Financial Officer

Annex G

WRAP TECHNOLOGIES, INC.

2017 Equity Compensation Plan

1. Purposes.

(a) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

(b) Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Stock Options, (iii) Common Stock, (iv) Restricted Stock, and (v) Restricted Stock Units.

(c) General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2. Definitions.

(a) “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b) “Board” means the Board of Directors of the Company.

(c) “Cause” for termination of Continuous Service means there exists (i) a reasonable and good faith finding by the Company as determined by it in its sole discretion, of a material and repeated failure of the Participant to provide his or her full business time and attention to his reasonably assigned duties for the Company (including, without limitation, unexcused failure to report for work) for reasons other than the Participant’s death or disability, or the Participant’s gross negligence or willful misconduct; which failure or deficiency remains uncured (if curable) for a period of thirty (30) days following written notice by the Company to the Participant which specifies the reasons for the potential cause determination; (ii) the material breach by the Participant of any of the provisions of his or her employment agreement (if the Participant has an employment agreement with the Company) for reasons other than the Participant’s death or disability, which breach remains uncured (if curable) for a period of thirty (30) days following written notice by the Company to the Participant which specifies the reasons for the potential cause determination; (iii) the conviction of the Participant of, or the entry of a pleading of guilty or nolo contendere by the Participant to, any felony; (iv) the Participant having committed any theft, embezzlement, fraud or other intentional act of dishonesty involving the business of the Company; or (v) any adjudication in any civil suit, or written acknowledgment by the Participant in any agreement or stipulation of the commission of any theft, embezzlement, fraud or other intentional act of dishonesty involving any other person.

(d) Intentionally Left Blank.

(e) “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(f) “Committee” means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

(g) “Common Stock” means the common stock of the Company.

(h) “Company” means Wrap Technologies, Inc., a Delaware corporation.

(i) “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director’s fee by the Company for their services as Directors.

(j) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

(k) “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(l) “Director” means a member of the Board of Directors of the Company.

(m) “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(n) “Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on a NASDAQ Capital Market or quoted on the Over the Counter Bulletin Board, the Fair Market Value of a share of Common Stock shall be the closing sales price (last trade) for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

(q) “Good Reason” means, without the written consent of the Participant, (i) a material reduction by the Company in the Participant’s duties or position, (ii) a reduction of the Participant’s compensation or benefits as set forth in the Company’s benefits policies as of the date hereof or in Participant’s employment agreement, (iii) the relocation of the Participant’s principal place of employment by more than 50 miles, or (iv) any material breach by the Company of the Participant’s employment agreement, if any. Prior to a termination of Continuous Service with good reason, the Company shall have thirty (30) days to cure the deficiency or deficiencies related to the potential good reason determination.

(r) “ Incentive Stock Option” means a Stock Option meeting the requirements of Section 421(b) of the Code.

(s) “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(t) “Non-statutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(u) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(v) “Option” means a Stock Option granted pursuant to the Plan.

(w) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(x) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(y) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax-qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(z) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(aa) “Plan” means this Wrap Technologies, Inc. 2017 Equity Compensation Plan.

(bb) “Restricted Stock” means shares of Common Stock issued pursuant to a Restricted Stock award under Section 7(b) of the Plan.

(cc) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one share of Common Stock, granted pursuant to Section 7(c). Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(dd) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ee) “Securities Act” means the Securities Act of 1933, as amended.

(ff) “Stock Award” means any equity grant under the Plan, including any grant of an Option, a Restricted Stock Unit, Common Stock, or Restricted Stock.

(gg) “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan. In the case of a Stock Award consisting of Restricted Stock, it shall mean a written agreement between the Company and a Participant evidencing the terms and restrictions applying to an individual grant of Restricted Stock, and in the case of a Stock Award consisting of Restricted Stock Units, it shall mean a written agreement between the Company and a Participant evidencing the terms and restrictions applying to an individual grant of Restricted Stock Units.

(hh) “Stock Award Transfer Program” means any program instituted by the Board which would permit Participants the opportunity to transfer any outstanding Stock Awards to a financial institution or other person or entity approved by the Board.

(ii) “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3. Administration.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine the Fair Market Value;

(ii) To select the persons to whom Stock Awards may be granted hereunder;

(iii) To determine the number of shares of Common Stock to be covered by each Stock Award granted hereunder;

(iv) To approve forms of Stock Award Agreements for use under the Plan;

(v) To determine the terms and conditions, not inconsistent with the terms of the Plan, of any Stock Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Stock Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Stock Award or the shares of Common Stock relating thereto, based in each case on such factors as the Board will determine;

(vi) To determine the terms and conditions of any, and to institute any, Stock Award Transfer Program in accordance with Section 10(b);

(vii) To construe and interpret the terms of the Plan and Stock Awards granted pursuant to the Plan;

(viii) To prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(ix) To modify or amend each Stock Award (subject to Section 13(e) of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Stock Awards and to extend the maximum term of an Option (subject to Section 6(a) regarding Incentive Stock Options);

(x) To allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 11(f);

(xi) To authorize any person to execute on behalf of the Company any instrument required to effect the grant of a Stock Award previously granted by the Board;

(xii) To allow a Participant to defer the receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be due to such Participant under a Stock Award pursuant to such procedures as the Board may determine; and

(xiii) To make all other determinations deemed necessary or advisable for administering the Plan.

(c) Delegation to Committee.

(i) General. The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(ii) Committee Composition. In the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or) (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d) Effect of Board’s and/or Committee’s Decision. All determinations, interpretations and constructions made by the Board or the Committee in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4. Shares Subject To The Plan.

(a) Share Reserve. Subject to the provisions of Section 12 relating to adjustments upon changes in Common Stock, the total number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate of 2,000,000 shares (the “Reserved Shares”).

(b) Reversion of Shares to the Share Reserve. Subject to the provisions of 4(a) above, if any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

(c) Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5. Eligibility.

(a) Consultants.

(i) A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, either the offer or the sale of the Company’s securities to such Consultant is not exempt under Rule 701 of the Securities Act (“Rule 701”) because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

(ii) A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

(iii) Rule 701 and Form S-8 generally are available to consultants and advisors only if (i) they are natural persons; (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer’s parent; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

6. Option Provisions.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be non-statutory Stock Options at the time of grant. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a) Term. No Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b) Intentionally Left Blank.

(c) Exercise Price of a Stock Option. The exercise price of each Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code. Notwithstanding the foregoing, the exercise price of an Incentive Stock Option granted to any Ten Percent Stockholder shall in no event be less than one hundred and ten percent (110%) of the Fair Market Value of the stock covered by the Incentive Stock Option at the time the Incentive Stock Option is granted. No Incentive Stock Option granted to any Ten Percent Stockholder shall be exercisable more than five (5) years after the date of grant.

(d) Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Non-statutory Stock Option) (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) in any other form of legal consideration that may be acceptable to the Board (which includes a cashless exercise election). Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). At any time that the Company is incorporated in Delaware, payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the market rate of interest necessary to avoid a charge to earnings for financial accounting purposes.

In the case of a cashless exercise, the following formula will be used:

If elected by the Holder, the Holder shall be entitled to receive a certificate for the number of Option Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the closing stock price (trade) or Fair Market Value on the trading day immediately preceding the date of such election,;

(B) = the Exercise Price of the Option, as adjusted; and

(X) = the number of Option Shares issuable upon exercise of the Option in accordance with the terms of the Option by means of a cash exercise rather than a cashless exercise.

Notwithstanding anything herein to the contrary, on the Termination Date, unexercised vested Options shall be automatically exercised via cashless exercise pursuant to this Section 6(d).

(e) Vesting. (i) The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(f) Termination of Continuous Service. In the event an Optionholder’s Continuous Service terminates, the Optionholder (or the Optionholder’s heirs, executor or successors) may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall be exercised on a cashless basis per section 6(d) or terminate.

(g) Extension of Termination Date. An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Employment and/or Continuous Service would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 6(a) or (ii) the expiration of a period of six (6) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(h) Intentionally Left Blank.

(i) Intentionally Left Blank.

(j) Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option.

7. Provisions of Stock Awards other than Options.

(a) Stock Awards. Each Stock Award Agreement with regard to Common Stock shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Stock Award Agreements for Common Stock may change from time to time, and the terms and conditions of separate Stock Award Agreements for Common Stock need not be identical, but each Stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Stock Award of Common Stock may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

(ii) Vesting. Stock Awards other than Options shall vest in accordance with the schedule determined by the Board, which shall be set forth in the applicable Stock Award Agreement.

(iii) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the Stock Award Agreement.

(b) Restricted Stock Awards. Each Stock Award Agreement with regard to Restricted Stock shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the Stock Award Agreement may change from time to time, and the terms and conditions of separate Stock Award Agreement for Restricted Stock need not be identical, but each Stock Award Agreement regarding Restricted Stock shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Transferability. Except as provided in this Section 7(b) or Section 10, shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until such time as the shares of Restricted Stock have vested.

(ii) Other Restrictions. The Board, in its sole discretion, may impose such other restrictions on shares of Restricted Stock as it may deem advisable or appropriate.

(iii) Removal of Restrictions. Except as otherwise provided in this Section 7(b), shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the date the shares of Restricted Stock vest or at such other time as the Board may determine. The Board, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(iv) Voting Rights. During the period in which the shares of Restricted Stock are not transferable, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Board determines otherwise.

(v) Dividends and Other Distributions. During the period in which the shares of Restricted Stock are not transferable, Participants holding shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such shares, unless the Board provides otherwise. If any such dividends or distributions are paid in shares, the shares will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

(vi) Return of Restricted Stock to the Company. On the date set forth in the Stock Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

(c) Restricted Stock Units. Restricted Stock Units may be granted at any time and from time to time as determined by the Board. After the Board determines that it will grant Restricted Stock Units under the Plan, it shall advise the Participant in a Stock Award Agreement for Restricted Stock Units of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(i) Vesting Criteria and Other Terms. The Board shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Board may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Board in its discretion.

(ii) Settlement of Restricted Stock Units. Restricted Stock Units shall be settled within 10 business days after vesting, either by delivery to the Participant of shares of Common Stock (with appropriate Securities Act restrictive legends) or, at the election of the Company, by delivery to the Participant of a cash payment based upon the Fair Market Value of the Company’s Common Stock on the date of vesting for each Restricted Stock Unit vested.

8. Covenants of the Company.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9. Use of Proceeds from Stock

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10. Transferability of Awards.

(a) General. Unless determined otherwise by the Board, a Stock Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will, by the laws of descent or distribution, to a revocable trust, or as permitted by Rule 701, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Board makes a Stock Award transferable, such Stock Award will contain such additional terms and conditions as the Board deems appropriate.

(b) Stock Award Transfer Program. Notwithstanding any contrary provision of the Plan, the Board shall have all discretion and authority to determine and implement the terms and conditions of any Stock Award Transfer Program instituted pursuant to this Section 10(b) and shall have the authority to amend the terms of any Stock Award participating, or otherwise eligible to participate in, the Stock Award Transfer Program, including (but not limited to) the authority to (i) amend (including to extend) the expiration date, post-termination exercise period and/or forfeiture conditions of any such Stock Award, (ii) amend or remove any provisions of the Stock Award relating to the Stock Award holder’s continued service to the Company, (iii) amend the permissible payment methods with respect to the exercise or purchase of any such Stock Award, (iv) amend the adjustments to be implemented in the event of changes in the capitalization and other similar events with respect to such Stock Award, and (v) make such other changes to the terms of such Stock Award as the Board deems necessary or appropriate in its sole discretion.

11. Miscellaneous.

(a) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b) Stockholder Rights. Except to the limited extent provided in Section 7(b), no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any shares of Common Stock issuable pursuant to a Stock Award (or exercise thereof), unless and until certificates representing such shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

(c) No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d) Intentionally Left Blank.

(e) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(f) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means, if authorized by the Board in its sole discretion, after considering any tax, accounting and financial consequences (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company), or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

(g) Information Obligation. To the extent required by applicable state law, the Company shall deliver financial statements to Participants at least annually. This subsection 10(g) shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

12. Adjustments upon Changes in Stock.

(a) Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Section 4(a) and the maximum number of securities subject to award to any person pursuant to Section 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

(c) Asset Sale, Merger, Consolidation or Reverse Merger. In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (individually, a “Corporate Transaction”), then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the Corporate Transaction) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to the Corporate Transaction. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to the Corporate Transaction. Notwithstanding the foregoing provisions of this paragraph, Participants shall be allowed not less than six (6) months to exercise Stock Awards so vested.

13. Amendment of the Plan and Stock Awards.

(a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any NASDAQ or securities exchange listing requirements.

(b) Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(e) Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant, and (ii) the Participant consents in writing.

14. Termination or Suspension of the Plan.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

15. Effective Date of Plan.

The Plan shall become effective as of the date of approval by the Board.

16. Choice of Law.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Plan on the date indicated below.

WRAP TECHNOLOGIES, INC.

Dated: March 31, 2017		/s/ James A. Barnes
	Name:	James A. Barnes
	Title:	Chief Executive Officer

Approved By the Board of Directors on March 28, 2017

Approved By Stockholders: March 28, 2017

Termination Date: March 28, 2027

ANNEX H

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
WRAP TECHNOLOGIES, INC.

Wrap Technologies, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.	The Amended and Restated Certificate of Incorporation of the Corporation (as amended, the “Certificate of Incorporation”) was filed with the Secretary of State of Delaware on March 31, 2017.

2.	Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

3.	Resolutions were duly adopted by the Board of Directors of the Corporation, in accordance with the provisions of the Certificate of Incorporation set forth below, providing that, effective as of [●], New York time, on [●], each [●] (#) issued and outstanding shares of the Corporation’s Common Stock, par value $0.0001 per share, shall be converted into [●] (#) share of the Corporation’s Common Stock, par value $0.0001 per share, as constituted following such date.

4.	The Certificate of Incorporation is hereby amended by revising Article FOURTH to include a new paragraph [●] as follows:

“Reverse Split. Effective as of [●] on [●] (the “2025 RSS Effective Time”) each share of the Corporation’s common stock, $0.0001 par value per share (the “2025 RSS Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the 2025 RSS Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each [●] shares of 2025 RSS Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the 2025 RSS Effective Time is reclassified into [●] share of Common Stock, $0.0001 par value per share, of the Corporation (the “2025 RSS New Common Stock”), without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation (the “RSS”). The Board of Directors shall make provision for the issuance of that number of fractions of 2025 RSS New Common Stock such that any fractional share of a holder otherwise resulting from the RSS shall be rounded up to the next whole number of shares of 2025 RSS New Common Stock. Any stock certificate that, immediately prior to the 2025 RSS Effective Time, represented shares of the 2025 RSS Old Common Stock will, from and after the 2025 RSS Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the 2025 RSS New Common Stock into which such shares of 2025 RSS Old Common Stock shall have been reclassified plus the fraction, if any, of a share of 2025 RSS New Common Stock issued as aforesaid.”

5.	Pursuant to the resolution of the Board of Directors, a meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

6.	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Signature page follows.]

IN WITNESS WHEREOF, Wrap Technologies, Inc. has caused this Certificate to be duly executed by the undersigned duly authorized officer as of this [●] day of [●], [●].

WRAP TECHNOLOGIES, INC.

By:
Name:
Title:

WRAP TECHNOLOGIES, INC.
3480 MAIN HWY
SUITE 202, MIAMI
FL 33133

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/WRAP2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V80900-P38963

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WRAP TECHNOLOGIES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect six directors to our Board of Directors, each to serve until our next annual meeting of stockholders, or until their respective successor is duly elected and qualified;	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

1) Scot Cohen
2) Bruce T. Bernstein
3) Marc Savas
4) Rajiv Srinivasan
5) Vice Admiral Tim Szymanski
6) John Shulman

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V80901-P38963

WRAP TECHNOLOGIES, INC.
Annual Meeting of Stockholders
December 12, 2025 10:00 AM, EST
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Jared Novick as proxy with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock, par value $0.0001 per share, of WRAP TECHNOLOGIES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EST on December 12, 2025, at the Virtual Meeting at www.virtualshareholdermeeting.com/WRAP2025, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side